                                                                            EX.1

                                   NUCO2 INC.

                                       and

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                 as Rights Agent

                                RIGHTS AGREEMENT

                           Dated as of March 27, 2003

                                RIGHTS AGREEMENT

            Rights  Agreement,  dated as of March 27,  2003  (the  "Agreement"), between NuCo2 Inc., a Florida corporation (the "Company"), and Continental Stock
Transfer & Trust Company (the "Rights Agent").

                                    PREAMBLE

            The Board of Directors of the Company has  authorized and declared a dividend of one  preference  share  purchase  right (a "Right")  for each Common
Share (as hereinafter  defined) of the Company outstanding on April 8, 2003 (the
"Record Date"),  each Right representing the right to purchase one one-hundredth of a Preference  Share (as hereinafter  defined),  upon the terms and subject to the  conditions  herein set forth,  and has further  authorized and directed the issuance  of one Right with  respect  to each  Common  Share  that shall  become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined).

            The  Board  of  Directors  of the  Company  has  considered  whether approval of this  Agreement and the  distribution  of the Rights are in the best interests  of the  Company  and its  shareholders  and has also  considered  the effects upon the employees of the Company and its subsidiary and the communities and  society  in which the  Company  and its  subsidiary  operate  and all other pertinent factors.

            Accordingly,  in  consideration  of  the  premises  and  the  mutual agreements  herein set forth,  and  intending to be legally  bound  hereby,  the parties hereby agree as follows:

            Section 1. Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

            (a)  "Acquiring  Person"  shall  mean any  Person  (as such  term is hereinafter  defined) who or which,  together with all Affiliates and Associates
(as such terms are hereinafter  defined) of such Person,  after the date hereof, shall become the Beneficial  Owner (as such term is hereinafter  defined) of 20%
or more of the Common  Shares of the  Company  then  outstanding,  but shall not include  (i) the  Company,  (ii) any  Subsidiary  (as such  term is  hereinafter defined) of the Company,  (iii) any  employee  benefit plan of the Company or of any  Subsidiary  of the  Company,  or any entity  holding  Common  Shares for or pursuant  to the terms of any such plan,  (iv) any  Person who falls  within the definition  of an  Acquiring  Person  solely as a result of a  reduction  in the number of Common Shares  outstanding  due to the  repurchase of Common Shares by the Company unless and until such Person,  after becoming aware that such Person has become an Acquiring  Person as a result of such  repurchase of Common Shares by the Company,  acquires beneficial  ownership of any additional Common Shares, and (v) any Person who qualifies as an Acquiring Person  inadvertently,  and who divests as promptly as practicable a sufficient  number of Common Shares so that such Person would no longer be an Acquiring Person.

            (b) "Act" shall mean the Securities Act of 1933, as amended.

            (c) "Adjustment  Shares" shall have the meaning set forth in Section
11(a)(ii) hereof.

            (d) "Affiliate" and "Associate"  shall have the respective  meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations  under the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  as in effect on the date of this Agreement.

            (e) A Person shall be deemed the "Beneficial  Owner" of and shall be deemed to "beneficially own" any securities:

                (i) that  such  Person  or any of such  Person's  Affiliates  or
Associates beneficially owns, directly or indirectly;

                (ii) that  such  Person or any of such  Person's  Affiliates  or
Associates  has (A) the right to  acquire  (whether  such  right is  exercisable immediately  or only  after the  passage  of time)  pursuant  to any  agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between  underwriters and selling group members with respect to a bona  fide  public  offering  of  securities),  or  upon  the  exercise  of conversion rights,  exchange rights, rights,  warrants or options, or otherwise;
provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially  own, (1) securities  tendered  pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's  Affiliates or
Associates until such tendered securities are accepted for payment,  purchase or exchange or (2) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering  Event, or (3) securities  issuable upon exercise of Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person's  Affiliates or Associates  prior to the  Distribution  Date or pursuant to Section 3(a) or Section 22 hereof (the
"Original  Rights") or pursuant to Section  11(i) hereof in  connection  with an adjustment  made with respect to any Original  Rights;  or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial  Owner of, or to  beneficially  own, any  security  pursuant  to this  clause (B) if the  agreement,  arrangement  or understanding  to vote such security (1) arises solely from a revocable proxy or consent  given  to  such  Person  in  response  to a  public  proxy  or  consent solicitation  made pursuant to, and in accordance with, the applicable rules and regulations  promulgated  under  the  Exchange  Act  and  (2) is not  also  then reportable  on  Schedule  13D  under  the  Exchange  Act (or any  comparable  or successor report); or

                (iii) which are beneficially owned,  directly or indirectly,  by any other Person with which such Person or any of such  Person's  Affiliates  or
Associates has any agreement, arrangement or understanding (other than customary agreements with and between  underwriters and selling group members with respect to a bona fide public  offering  of  securities)  for the purpose of  acquiring, holding,  voting  (except to the extent  contemplated  by the proviso to Section
1(c)(ii)(B)) or disposing of any securities of the Company.

            Notwithstanding  anything in this definition of Beneficial Ownership to the contrary,  the phrase "then  outstanding,"  when used with reference to a
Person's  Beneficial  Ownership of  securities  of the  Company,  shall mean the number of such securities  then issued and outstanding  together with the number of such securities not then actually  issued and  outstanding  which such Person would be deemed to own beneficially hereunder.

            (f)  "Agreement"  shall have the meaning  set forth in the  preamble hereof.

            (g)  "Business  Day"  shall mean any day other  than a  Saturday,  a
Sunday,  or a day on which  banking  institutions  in the  State of New York are authorized or obligated by law or executive order to close.

            (h)  "Close of  Business"  on any given  date  shall mean 5:00 P.M.,
Eastern  time,  on such  date;  provided,  however,  that if such  date is not a
Business  Day it shall  mean 5:00 P.M.,  Eastern  time,  on the next  succeeding
Business Day.

            (i) "Common  Shares" when used with  reference to the Company  shall mean the shares of common  stock,  par value  $.001 per share,  of the  Company.
"Common  Shares"  when used with  reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

            (j)  "Company"  shall  have the  meaning  set forth in the  preamble hereof.

            (k)  "Current  Value"  shall have the  meaning  set forth in Section
11(a)(ii) hereof.

            (l) "Distribution  Date" shall have the meaning set forth in Section
3 hereof.

            (m) "Exchange Act" shall mean the  Securities  Exchange Act of 1934, as amended.

            (n) "Expiration  Date" shall have the meaning set forth in Section 7 hereof.

            (o) "Final  Expiration  Date"  shall have the  meaning  set forth in
Section 7 hereof.

            (p)  "Nasdaq"  shall have the meaning set forth in Section  11(a)(i)
hereof.

            (q)  "Original  Rights"  shall have the meaning set forth in Section
1(e)(ii) hereof.

            (r) "Person" shall mean any individual,  firm,  corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

            (s) "Preference  Shares" shall mean shares of Series C Participating
Preference  Stock,  without  par  value,  of the  Company  having the rights and preferences  set forth in the Form of  Articles  of  Amendment  attached to this
Agreement as Exhibit A.

            (t)  "Purchase  Price" shall have the meaning set forth in Section 4 hereof,  as the same may be adjusted  from time to time in  accordance  with the terms of this Agreement.

            (u) "Record  Date" shall have the meaning set forth in the  preamble hereof.

            (v) "Redemption  Date" shall have the meaning set forth in Section 7 hereof.

            (w) "Right" shall have the meaning set forth in the preamble hereof.

            (x) "Rights  Agent" shall have the meaning set forth in the preamble hereof.

            (y) "Rights Certificate" shall have the meaning set forth in Section
3 hereof.

            (z)  "Section  11(a)(ii)  Event" shall have the meaning set forth in
Section 11(a)(ii) hereof.

            (aa)  "Section  11(a)(ii)  Trigger  Date" shall have the meaning set forth in Section 11(a)(ii) hereof.

            (bb)  "Section 13 Event" shall have the meaning set forth in Section
13(d) hereof.

            (cc) "Shares  Acquisition  Date" shall mean the first date of public announcement by the Company or an Acquiring  Person that an Acquiring Person has become such.

            (dd) "Spread" shall have the meaning set forth in Section 11(a)(iii)
hereof.

            (ee)  "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting  equity  securities or equity interest is owned, directly or indirectly, by such Person.

            (ff)  "Substitution  Period"  shall  have the  meaning  set forth in
Section 11(a)(iii) hereof.

            (gg) "Summary of Rights" shall have the meaning set forth in Section
3 hereof.

            (hh)  "Trading  Day" shall have the  meaning set forth in Section 11 hereof.

            (ii)  "Triggering  Event" shall mean any Section  11(a)(ii) Event or any Section 13 Event.

            Certain  additional terms used wholly within a subsequent Section of this Agreement  shall have the meaning given to them in the relevant  Section of this Agreement for purposes of such Section.

            Section 2.  Appointment of Rights Agent. The Company hereby appoints the Rights  Agent to act as agent for the Company in  accordance  with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The

Company  may from  time to time  appoint  such  co-Rights  Agents as it may deem necessary or desirable.

            Section 3. Issuance of Rights Certificates. (a) Until the earlier of
(i) the tenth Business Day after the Shares Acquisition Date or if the tenth day after the Shares  Acquisition  Date occurs before the Record Date,  the close of business on the Record Date or (ii) the tenth  Business  Day (or such later date as may be  determined  by action of the Board of Directors of the Company  after the  date of the  commencement  by any  Person  (other  than  the  Company,  any
Subsidiary  of the Company,  any employee  benefit plan of the Company or of any
Subsidiary of the Company or any entity holding Common Shares for or pursuant to the  terms of any such  plan) of, or of the  first  public  announcement  of the intention of any Person (other than the Company,  any Subsidiary of the Company, any employee  benefit plan of the Company or of any Subsidiary of the Company or any entity  holding Common Shares for or pursuant to the terms of any such plan)
to commence,  a tender or exchange offer the  consummation of which would result in any Person becoming an Acquiring Person,  in such instance,  unless the Board of  Directors of the Company has made the  determination  referred to in Section
11(a)(2)  (including  any such date that is after the date of this Agreement and prior to the  issuance  of the Rights;  the  earlier of such dates being  herein referred  to as the  "Distribution  Date"),  (x) the  Rights  will be  evidenced
(subject to the  provisions  of Section  3(b)  hereof) by the  certificates  for
Common Shares registered in the names of the holders thereof (which certificates shall  also be deemed  to be Rights  Certificates)  and not by  separate  Rights
Certificates,  and  (y)  the  right  to  receive  Rights  Certificates  will  be transferable  only in  connection  with the  transfer of the  underlying  Common
Shares.  As soon as practicable  after the  Distribution  Date, the Company will prepare and  execute,  the Rights Agent will  countersign,  and the Company will send or cause to be sent (and the Rights  Agent  will,  if  requested,  send) by first-class,  insured,  postage-prepaid  mail,  to each record  holder of Common
Shares as of the Close of Business on the  Distribution  Date, at the address of such  holder  shown on the  records of the  Company,  a Rights  Certificate,  in substantially the form of Exhibit B hereto (a "Rights Certificate"),  evidencing one Right for each  Common  Share so held,  subject to  adjustment  as  provided herein.  In the event an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(q) hereof,  at the time of  distribution of the
Rights  Certificate,  the  Company  shall  make the  necessary  and  appropriate rounding  adjustments  (in accordance  with Section 14(a) hereof) so that Rights
Certificates  representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

            (b) As soon as  practicable  following the Record Date,  the Company will  send a copy of a  Summary  of Rights to  Purchase  Preference  Shares,  in
substantially  the form of  Exhibit  C hereto  (the  "Summary  of  Rights"),  by first-class,  postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the  Company.  With  respect to  certificates  for Common  Shares outstanding  as of the Record Date, or issued  subsequent to the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, the Rights
will be evidenced by such  certificates for the Common Shares and the registered holders  of the  Common  Shares  shall  also be the  registered  holders  of the associated Rights.  Until the earlier of the Distribution Date or the Expiration
Date,  the  transfer of any  certificate  for Common  Shares in respect of which

Rights  have  been  issued,  with or  without  a copy of the  Summary  of Rights attached  thereto,  shall also constitute the transfer of the Rights  associated with the Common Shares represented thereby.

            (c) Rights shall be issued in respect of all Common  Shares that are issued  (whether  originally  issued or delivered  from the Company's  treasury)
after the Record Date but prior to the earlier of the  Distribution  Date or the
Expiration  Date.  Certificates  representing  such Common  Shares shall also be deemed to be Certificates for the associated Rights and shall bear the following legend:

            This  certificate  also  evidences and entitles the holder hereof  to  certain  rights  as  set  forth  in  a  Rights
            Agreement   between  NuCo2  Inc.  and  Continental   Stock
            Transfer &  Trust Company,  dated as of March 27, 2003
            (the  "Rights  Agreement"),  the terms of which are hereby incorporated herein by reference and a copy of which is on file at the  principal  executive  offices  of NuCo2  Inc.
            Under  certain  circumstances,  as set forth in the Rights
            Agreement,  such  Rights  will be  evidenced  by  separate certificates  and  will no  longer  be  evidenced  by this certificate.  NuCo2  Inc.  will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of  mailing  without  charge  after  receipt of a written request therefor. Under certain circumstances,  as set forth in the Rights  Agreement,  Rights  issued to, or held by, any  Person  who is, was or becomes an  Acquiring
            Person or any  Affiliate or Associate  thereof (as defined in the Rights  Agreement),  whether  currently  held by or behalf of such Person or any subsequent  holder may become null and void.  The Rights shall not be  exercisable  by a
            holder   in   any   jurisdiction   where   the   requisite
            qualification  for  the  issuance  to such  holder  of the
            Rights in such  jurisdiction  shall not have been obtained or obtainable.

            (d) With  respect  to such  certificates  containing  the  foregoing legend,  until the  Distribution  Date,  the Rights  associated  with the Common
Shares  represented by such certificates shall be evidenced by such certificates alone,  and the  surrender  for  transfer  of any such  certificate  shall  also constitute  the  transfer  of the  Rights  associated  with  the  Common  Shares represented  thereby.  In the event that the Company  purchases  or acquires any
Common  Shares  after the Record Date but prior to the  Distribution  Date,  any
Rights  associated  with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

            Section 4. Form of Rights Certificates.  (a) The Rights Certificates
(and the forms of election to purchase Preference Shares and of assignment to be printed on the reverse  thereof)  shall be  substantially  the same as Exhibit B hereto  and may  have  such  marks of  identification  or  designation  and such legends,  summaries  or  endorsements  printed  thereon as the  Company may deem appropriate and as are not  inconsistent  with the provisions of this Agreement, or as may be  required  to comply  with any  applicable  law or with any rule or regulation  made  pursuant  thereto or with any rule or  regulation of any stock exchange or automated quotation system on which the Rights may from time to time be traded, or to conform to usage.  Subject to the provisions of Sections 11 and
22 hereof, the Rights Certificates shall entitle the holders thereof to purchase such number of one  one-hundredths  of a Preference  Share as shall be set forth therein  at the  price per one  one-hundredth  of a  Preference  Share set forth therein  (such  exercise  price per  one-hundredth  of a  Preference  Share,  as adjusted pursuant to this Agreement,  the "Purchase Price"),  but the amount and type of  securities,  cash or other assets that may be acquired upon exercise of each Right and the Purchase  Price  thereof  shall be subject to  adjustment  as provided herein.

            (b) Any  Rights  Certificate  issued  pursuant  to  Section  3(a) or
Section 22 hereof that represents Rights that are beneficially  owned by: (i) an
Acquiring  Person or any Associate or Affiliate of an Acquiring  Person,  (ii) a
transferee of an Acquiring  Person (or of any such  Associate or Affiliate)  who becomes a  transferee  after  the  Acquiring  Person  becomes  such,  or (iii) a transferee of an Acquiring  Person (or of any such  Associate or Affiliate)  who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer  (whether or not for  consideration)  from the Acquiring Person to holders of equity interests in such Acquiring  Person or to any Person with whom such Acquiring  Person has any continuing  oral  or  written  plan,  agreement,  arrangement  or  understanding regarding the  transferred  Rights or (B) a transfer that the Board of Directors of the Company has  determined  is part of an oral or written  plan,  agreement, arrangement or  understanding  that has as a primary purpose or effect avoidance of Section 7(e) hereof,  and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer,  exchange,  replacement or adjustment of any other Rights  Certificate  referred to in this  sentence,  shall contain (to the extent feasible) the following legend:

            The  Rights  represented  by  this  Rights  Certificate  are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate  or Associate of an Acquiring  Person (as such terms are  defined  in the Rights  Agreement).  Accordingly,  this  Rights
            Certificate  and the Rights  represented  hereby may become null and void in the  circumstances  specified  in Section 7(e) of the Rights
            Agreement.

The absence of the foregoing legend on any Rights  Certificates  shall in no way affect  any of  the  other  provisions  of  this  Agreement,  including  without limitation the provisions of Section 7(e).

            Section  5.  Countersignature  and  Registration.   (a)  The  Rights
Certificates  shall be executed on behalf of the Company by its  Chairman of the
Board, its Chief Executive Officer,  its President,  any of its Vice Presidents,
or its Treasurer,  either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof,  and shall be attested by the
Secretary  or an  Assistant  Secretary  of the  Company,  either  manually or by facsimile signature.  The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned.
In case any  officer  of the  Company  who shall  have  signed any of the Rights
Certificates   shall   cease  to  be  such   officer  of  the   Company   before
countersignature  by the Rights  Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the  Company;  and any  Rights  Certificate  may be  signed  on behalf of the
Company by any person who, at the actual  date of the  execution  of such Rights
Certificate,  shall be a proper  officer  of the  Company  to sign  such  Rights
Certificate,  although at the date of the execution of this Rights Agreement any such person was not such an officer.

            (b) Following the  Distribution  Date, the Rights Agent will keep or cause to be kept, at its principal  office,  books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective  holders of the Rights  Certificates,  the number of
Rights evidenced on its face by each of the Rights  Certificates and the date of each of the Rights Certificates.

            Section 6. Transfer,  Split Up,  Combination  and Exchange of Rights
Certificates;  Mutilated,  Destroyed,  Lost or Stolen Rights  Certificates.  (a)
Subject to the  provisions  of Sections  4(b),  7(e) and 14 hereof,  at any time after the Close of Business  on the  Distribution  Date,  and at or prior to the
Close of Business on the Expiration Date, any Rights Certificate or Certificates
(other  than  Rights  Certificates  representing  Rights  that have  become void pursuant to Section 7(e) hereof or that have been exchanged  pursuant to Section
24 hereof)  may be  transferred,  split up,  combined or  exchanged  for another
Rights  Certificate or Rights  Certificates,  entitling the registered holder to purchase (or receive) a like number of one one-hundredths of a Preference Share, or other  securities,  cash or other  assets,  as the case may be, as the Rights
Certificate  or Rights  Certificates  surrendered  then  entitled such holder to purchase.  Any  registered  holder  desiring to transfer,  split up,  combine or exchange any Rights  Certificate or Rights  Certificates shall make such request in  writing  delivered  to the  Rights  Agent,  and shall  surrender  the Rights
Certificate or Rights  Certificates  to be  transferred,  split up,  combined or exchanged at the principal office of the Rights Agent.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such  surrendered  Rights  Certificate  until the registered holder shall have completed and signed the certificate  contained in the form of assignment  on the  reverse  side of such  Rights  Certificate  and  shall  have provided such  additional  evidence of the identity of the Beneficial  Owner (or former  Beneficial  Owner) or Affiliates  or  Associates  thereof as the Company shall reasonably request.  Thereupon the Rights Agent shall, subject to Sections
4(b), 7(e) and 14 hereof, countersign and deliver to the person entitled thereto a  Rights  Certificate  or  Rights  Certificates,  as the  case  may  be,  as so requested. The Company may require payment from the holder of the Right of a sum sufficient  to cover  any tax or  governmental  charge  that may be  imposed  in connection  with any  transfer,  split up,  combination  or  exchange  of Rights
Certificates.

            (b) Upon  receipt by the  Company  and the Rights  Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate,  and, in case of loss, theft or destruction,  of indemnity or security  reasonably  satisfactory  to them,  and, at the Company's  request, reimbursement  to the Company and the Rights  Agent of all  reasonable  expenses incidental  thereto,  and upon surrender to the Rights Agent and cancellation of the Rights  Certificate  if  mutilated,  the Company will make and deliver a new
Rights  Certificate  of like  tenor to the  Rights  Agent  for  delivery  to the registered holder in lieu of the Rights Certificate so lost,  stolen,  destroyed or mutilated.

            Section 7. Exercise of Rights;  Purchase  Price;  Expiration Date of
Rights.  (a) Subject to Section 7(e) hereof, the registered holder of any Rights
Certificate  may  exercise  the Rights  evidenced  thereby  (except as otherwise
provided   herein   including,   without   limitation,   the   restrictions   on
exercisability set forth in Sections 9(d), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution  Date upon surrender of the Rights
Certificate,  with the form of election to purchase and the  certificate  on the reverse side thereof duly executed,  to the Rights Agent at the principal office or  offices of the Rights  Agent  designated  for such  purpose,  together  with payment of the  aggregate  Purchase  Price  (except as provided in Section 11(p)
hereof) with respect to the total number of one  one-hundredths  of a Preference
Share  (or other  securities,  cash or other  assets,  as the case may be) as to which such surrendered Right are then exercisable (except as provided in Section
11(p)  hereof),  at or prior to the earliest of (i) 5:00 P.M., New York time, on
March  27,  2008 (the  "Final  Expiration  Date"),  (ii) the  consummation  of a transaction contemplated by Section 13(d) hereof, or (iii) the time at which the
Rights are redeemed or terminated as provided in Section 23 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

            (b) The Purchase  Price for each one  one-hundredth  of a Preference
Share  purchasable  pursuant to the exercise of a Right shall  initially be $40, and shall be subject to adjustment  from time to time as provided in Sections 11 or 13(a)  hereof and shall be payable  in lawful  money of the United  States of
America in accordance with paragraph (c) below.

            (c) Upon receipt of a Rights  Certificate  representing  exercisable
Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase
Price per Common Share (or other  securities,  cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) and Section 14(b)
hereof,  thereupon  promptly (i)(A)  requisition  from any transfer agent of the
Preference Shares (or make available,  if the Rights Agent is the transfer agent for the  Preference  Shares)  certificates  for the total  number of  Preference
Shares  to be  purchased  and the  Company  hereby  irrevocably  authorizes  its transfer  agent to comply with all such  requests,  or (B) if the Company  shall have  elected to deposit some or all of the total  number of  Preference  Shares issuable  upon  exercise  of  the  Rights  hereunder  with a  depositary  agent, requisition  from the depositary  agent depositary  receipts  representing  such number of Preference  Shares as are to be purchased (in which case  certificates for the Preference Shares represented by such receipts shall be deposited by the transfer  agent  with the  depositary  agent and the  Company  will  direct  the depositary agent to comply with such request), (ii) requisition from the Company the  amount  of  cash,  if any,  to be paid in  lieu  of  fractional  shares  in accordance with Section 14 hereof,  (iii) after receipt of such  certificates or depositary receipts,  cause the same to be delivered to or upon the order of the registered holder of such Rights  Certificate,  registered in such name or names as may be designated by such holder,  and (iv) after  receipt  thereof,  deliver such cash, if any, to or upon the order of the registered  holder of such Rights
Certificate.  The payment of the  Purchase  Price (as such amount may be reduced pursuant  to Section  11(a)(iii)  hereof)  may be made,  at the  election of the holder of the  Rights  Certificate,  (x) in cash or by  certified  bank check or money order  payable to the order of the Company or (y) by delivery of Rights if and to the extent  authorized  by Section  11(p)  hereof.  In the event that the
Company is obligated to issue other  securities  of the Company  (including  one one-hundredths of Preference Shares),  pay cash and/or distribute other property pursuant  to  Section  11(a)  hereof,  the  Company  will make all  arrangements necessary  so that  such  other  securities,  cash  and/or  other  property  are available for distribution by the Rights Agent, if and when appropriate.

            (d) In case the registered  holder of any Rights  Certificate  shall exercise less than all of the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the  Rights  Agent and  delivered  to, or upon the order of,  the  registered holder of such Rights Certificate or to his duly authorized assigns,  subject to the provisions of Section 14 hereof.

            (e) Notwithstanding anything in this Agreement to the contrary, from and  after  the  first  occurrence  of a Section  11(a)(ii)  Event,  any  Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an
Acquiring  Person,  (ii) a  transferee  of an  Acquiring  Person (or of any such
Associate or  Affiliate)  who becomes a transferee  after the  Acquiring  Person becomes  such,  or (iii) a  transferee  of an  Acquiring  Person (or of any such
Associate or Affiliate) who becomes a transferee  prior to or concurrently  with the Acquiring  Person  becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for  consideration)  from the Acquiring Person to holders of equity  interests in such Acquiring Person or to any Person with whom the  Acquiring  Person  has any  continuing  oral or  written  plan,  agreement, arrangement or understanding  regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of an oral or written plan,  agreement,  arrangement or  understanding  which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without  any further  action and no holder of such Rights  shall have any rights whatsoever  with respect to such  Rights,  whether  under any  provision of this
Agreement or otherwise.  The Company shall use all reasonable  efforts to insure that the  provisions  of this  Section 7(e) and Section 4(b) hereof are complied with,  but shall have no liability to any holder of Rights  Certificates  or any other Person as a result of its failure to make any determinations  with respect to an  Acquiring  Person or any of its  Affiliates,  Associates  or  transferees hereunder.

            (f)  Notwithstanding  anything in this  Agreement  to the  contrary, neither the Rights Agent nor the Company  shall be  obligated  to undertake  any action with respect to a registered  holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i)  completed and signed the  certificate  contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the
Beneficial  Owner (or  former  Beneficial  Owner) or  Affiliates  or  Associates thereof as the Company shall reasonably request.

            Section 8. Cancellation and Destruction of Rights Certificates.  All
Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination  or exchange  shall,  if surrendered to the Company or to any of its agents,  be delivered to the Rights Agent for  cancellation or in canceled form, or, if surrendered  to the Rights Agent,  shall be canceled by it, and no Rights
Certificates  shall be issued in lieu thereof  except as expressly  permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights
Agent for cancellation and retirement,  and the Rights Agent shall so cancel and retire,  any other  Rights  Certificate  purchased  or  acquired  by the Company otherwise  than upon the exercise  thereof.  The Rights Agent shall  deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company,  destroy such canceled Rights Certificates,  and in such case shall deliver a certificate of destruction thereof to the Company.

            Section  9.  Reservation  and  Availability  of  Preference  Shares;
Registration  of Securities.  (a) The Company  covenants and agrees that it will cause to be reserved  and kept  available  out of its  authorized  and  unissued
Preference Shares or any Preference  Shares held in its treasury,  the number of
Preference  Shares that will be sufficient to permit the exercise in full of all outstanding  Rights in  accordance  with  Section 7. The Company  covenants  and

                                       10

agrees that it will take all such action as may be  necessary to ensure that all
Preference  Shares (and/or other  securities)  delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preference Shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

            (b) The Company  further  covenants and agrees that it will pay when due and payable any and all federal and state  transfer  taxes and charges  that may be payable in respect of the issuance or delivery of the Rights Certificates or of any  Preference  Shares (or Common Shares  and/or other  securities as the case may be) upon the exercise of Rights.  The Company  shall not,  however,  be required  (i) to pay any  transfer  tax that may be  payable  in  respect of any transfer or  delivery  of Rights  Certificates  to a person  other than,  or the issuance or delivery of certificates  or depositary  receipts for the Preference
Shares  in a name  other  than that of,  the  registered  holder  of the  Rights
Certificate  evidencing  Rights  surrendered for exercise or (ii) to issue or to deliver any certificates or depositary receipts for Preference Shares (or Common
Shares and/or other  securities as the case may be) in a name other than that of the  registered  holder upon the exercise of any Rights until any such tax shall have  been  paid  (any such tax  being  payable  by the  holder  of such  Rights
Certificate  at the time of surrender) or until it has been  established  to the
Company's reasonable satisfaction that no such tax is due.

            (c) The Company  covenants  and agrees that,  so long as  Preference
Shares or other securities  issuable and deliverable upon the exercise of Rights may be listed on any national securities exchange or automated quotation system, it shall use its best  efforts to cause,  from and after such time as the Rights become  exercisable,  all securities  reserved for issuance to be listed on such exchange or automated  quotation  system upon  official  notice of issuance upon such exercise.

            (d) The Company  shall use its best efforts to (i) file,  as soon as practicable  following the earliest date after the first occurrence of a Section
11(a)(ii) Event on which the  consideration  to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii)
hereof,  a registration  statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate  form, (ii) cause such registration  statement  to become  effective  as soon as  possible  after  such filing, and (iii) cause such registration  statement to remain effective (with a prospectus  at all times  meeting the  requirements  of the Act) until no longer required  to do so under the Act with  respect to  securities  purchasable  upon exercise  of the Rights.  The  Company  will also take all such action as may be required  or is  appropriate  under  the  securities  or blue  sky  laws of such jurisdictions  as may be necessary or appropriate with respect to the securities purchasable upon the exercise of the Rights. The Company may temporarily suspend for a period  not to exceed  120 days  after the date set forth in clause (i) of the first sentence of this Section 9(d),  following the  Distribution  Date, the exercisability  of the  Rights in order to  prepare  and file such  registration statement  and  permit  it to  become  effective.  Upon any such  suspension  of exercisability of Rights referred to in this paragraph,  the Company shall issue a public  announcement  stating that the  exercisability  of the Rights has been temporarily  suspended,  as well as a public  announcement  at such  time as the suspension is no longer in effect.  In addition,  if the Company shall determine that a registration  statement is required  following the Distribution Date, the

                                       11

Company may temporarily suspend the exercisability of the Rights until such time as a registration  statement has been declared  effective.  Notwithstanding  any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite  qualification in such  jurisdiction  shall have not been  obtained,  the  exercise  thereof  shall not be  permitted  under applicable  law,  or a  registration  statement  shall  not have  been  declared effective.

            Section 10. Preference Shares Record Date. Each person in whose name any certificate for Preference  Shares (or other  securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preference  Shares (and/or other securities)  represented  thereby on,  and such  certificate  shall be  dated,  the date  upon  which  the  Rights
Certificate  evidencing  such  Rights was duly  surrendered  and  payment of the
Purchase Price (and any applicable transfer taxes) was made; provided,  however, that if the  date  of such  surrender  and  payment  is a date  upon  which  the
Preference  Shares (and/or other  securities)  transfer books of the Company are closed,  such Person  shall be deemed to have  become the record  holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preference Shares (and/or other  securities)  transfer books of the
Company are open.  Prior to the exercise of the Rights  evidenced  thereby,  the holder  of a  Rights  Certificate  shall  not be  entitled  to any  rights  of a shareholder  of the Company with respect to shares for which the Rights shall be exercisable,  including,  without  limitation,  the  right to vote,  to  receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company,  except as provided herein.

            Section 11. Adjustment of Purchase Price,  Number and Kind of Shares
or Number of Rights.  The  Purchase  Price,  the  number and kind of  Preference
Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

            (a) (i) In the event the Company shall at any time after the date of this  Agreement  (A)  declare a dividend  on the  Preference  Shares  payable in
Preference Shares, (B) subdivide the outstanding  Preference Shares, (C) combine the outstanding  Preference Shares into a smaller number of Preference Shares or
(D)  issue  any  shares  of  its  capital  stock  in a  reclassification  of the
Preference  Shares  (including any such  reclassification  in connection  with a consolidation  or merger in which the  Company is the  continuing  or  surviving corporation),  except as otherwise  provided in this  Section  11(a) and Section
7(e)  hereof,  the  Purchase  Price in effect at the time of the record date for such  dividend or of the  effective  date of such  subdivision,  combination  or reclassification, and the number and kind of shares of capital stock issuable on such date,  shall be  proportionately  adjusted  so that the holder of any Right exercised  after such time shall be  entitled  to  receive  upon  payment of the
Purchase Price then in effect the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the  Preference  Shares  transfer books of the Company were open, such holder would have owned upon such  exercise and been entitled to receive by virtue of such dividend,  subdivision,  combination or  reclassification.  If an event occurs which would require an adjustment  under both this Section 11(a)(i)
and Section  11(a)(ii)  hereof,  the  adjustment  provided  for in this  Section
11(a)(i)  shall be in  addition  to, and shall be made prior to, any  adjustment required pursuant to Section 11(a)(ii) hereof.

                                       12

            (ii) In the event any Person (other than the Company, any Subsidiary of the Company,  any employee benefit plan or employee stock plan of the Company or of any  Subsidiary  of the  Company,  any dividend  reinvestment  plan of the
Company,  or any Person or entity  organized,  appointed or  established  by the
Company for or  pursuant  to the terms of any such plan) alone or together  with its Affiliates and Associates,  shall, at any time after the date hereof, become an Acquiring Person,  unless the event causing the Person to become an Acquiring
Person is a Section 13 Event,  or is an acquisition of Common Shares pursuant to a tender offer or an exchange offer for all outstanding Common Shares at a price and on  terms  determined  by the  Board  of  Directors  of the  Company,  after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to the shareholders and (b) otherwise in the best interests of the
Company after taking into account all other factors which the Board of Directors deems  relevant,  then,  promptly  following the first  occurrence of such event
(such event, a "Section  11(a)(ii)  Event"),  proper  provision shall be made so that each  holder of a Right  (except  as  provided  below and in  Section  7(e)
hereof) shall thereafter have the right to receive, upon exercise thereof at the then current  Purchase Price in accordance with the terms of this Agreement,  in lieu of a number of  Preference  Shares,  such number of Common  Shares as shall equal the result obtained by (x) multiplying the then current  Purchase Price by the number of one  one-hundredths  of a  Preference  Share for which a Right was exercisable  immediately  prior to the first  occurrence of a Section  11(a)(ii)
Event,  and (y) dividing that product (which,  following such first  occurrence, shall  thereafter be referred to as the "Purchase  Price" for each Right and for purposes  of this  Agreement)  by 50% of the  current  per  share  market  price
(determined  pursuant to Section  11(d)  hereof) per Common Share on the date of such first occurrence (such number of Common Shares, the "Adjustment Shares").

            (iii) In the  event  that  the  number  of  Common  Shares  that are authorized but not  outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not  sufficient to permit the exercise in full of the Rights in accordance  with the  foregoing  Section  11(a)(ii),  the Board of
Directors of the Company shall: (A) determine the excess of (1) the value of the
Adjustment  Shares  issuable upon the exercise of a Right (the "Current  Value")
over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right,  make adequate  provision to substitute for the  Adjustment  Shares, upon payment of the applicable  Purchase Price, (1) cash, (2) a reduction in the
Purchase  Price,  (3) Common  Shares or other equity  securities  of the Company
(including,  without  limitation,  preferred  shares  or one  one-hundredths  of
Preference  Shares,  which the Board of  Directors  of the Company has deemed to have the same value as Common Shares (such shares,  "common share equivalents"),
(4) debt securities of the Company,  (5) other assets, or (6) any combination of the foregoing,  having an aggregate  value  determined by the Board of Directors equal to the Current  Value;  provided,  however,  if the Company shall not have made  adequate  provision to deliver  value  pursuant to clause (B) above within thirty (30) days  following  the later of (x) the first  occurrence of a Section
11(a)(ii)  Event and (y) the date on which  the  Company's  right of  redemption pursuant to Section  23(a)  expires (the later of (x) and (y) being  referred to herein as the  "Section  11(a)(ii)  Trigger  Date"),  then the Company  shall be obligated  to deliver,  upon the  surrender  for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available)
and then, if necessary,  cash,  which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company determines in good faith  that it is likely  that  sufficient  additional  Common  Shares  could be

                                       13

authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth  above may be extended  to the extent  necessary,  but not more than ninety (90) days after the Section  11(a)(ii)  Trigger  Date, in order that the  Company  may  seek  shareholder  approval  for  the  authorization  of such additional  shares  (such  period,  as it may  be  extended,  the  "Substitution
Period").  To the extent that the Company determines that action should be taken pursuant to the first and/or second  sentences of this Section  11(a)(iii),  the
Company (x) shall  provide,  subject to Section  7(e)  hereof,  that such action shall  apply  uniformly  to all  outstanding  Rights,  and (y) may  suspend  the exercisability of the Rights until the expiration of the Substitution  Period in order to seek any  authorization of additional  shares,  to take any action,  to obtain any required regulatory approval and/or to decide the appropriate form of distribution  to be made  pursuant to such first  sentence and to determine  the
value  thereof.   The  Company  shall  make  a  public   announcement  when  the
exercisability of the Rights has been temporarily suspended, and again when such suspension is no longer in effect. For purposes of this Section 11(a)(iii),  the value of the Common  Shares  shall be the  current  per share  market  price (as determined  pursuant to Section  11(d)  hereof) per Common  Share on the Section
11(a)(ii)  Trigger Date and the value of any common share  equivalents  shall be deemed to have the same value as the Common Shares on such date.

            (iv) If the rules of the national securities exchange, registered as such  pursuant to Section 6 of the Exchange  Act, or of the national  securities association,  registered as such pursuant to Section 15A of the Exchange Act, on which the Common Shares are  principally  traded would prohibit such exchange or association  from listing or  continuing  to list,  or from  authorizing  for or continuing  quotation  and/or  transaction  reporting  through  an  inter-dealer quotation system, the Common Shares or other equity securities of the Company if
the  Rights  were  to  be  exercised  for  Common  Shares  in  accordance   with
subparagraph  (ii) of this Section 11(a) because such  issuance  would  nullify, restrict or disparately  reduce the per share voting rights of holders of Common
Shares or for any other reason,  the Company shall: (A) determine the Spread and
(B) with respect to each Right,  make adequate  provision to substitute  for the
Adjustment Shares,  upon payment of the applicable Purchase Price, (1) cash, (2)
equity securities of the Company, including,  without limitation,  "common stock equivalents",  other than securities  which would have the effect of nullifying, restricting  or  disparately  reducing the per share voting rights of holders of
Common  Shares or otherwise  cause the  prohibition  described  above,  (3) debt securities  of the  Company,  (4)  other  assets or (5) any  combination  of the foregoing,  having an  aggregate  value equal to the Current  Value,  where such aggregate  value has been determined by the Board of Directors of the Company to be equal to the Current Value; provided,  however, if the Company shall not have made  adequate  provision to deliver  value  pursuant to clause (B) above within thirty (30) days following the Section  11(a)(ii) Trigger Date, then the Company shall be obligated to deliver,  upon the  surrender  for exercise of a Right and without  requiring payment of the Purchase Price, cash having an aggregate value equal to the Spread.  To the extent that the Company  determines  that an action needs to be taken pursuant to the first sentence of this Section 11(a)(iv),  the

                                       14

Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding  Rights and (y) may suspend the  exercisability  of the Rights,  but not longer  than  ninety (90) days after the Section  11(a)(ii)
Trigger Date, in order to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  The Company shall make a public  announcement when the exercisability of the Rights has been temporarily  suspended,  and again when such  suspension is no longer in effect.
For purposes of this Section 11(a)(iv),  the value of the Common Shares shall be the current per share  market  price (as  determined  pursuant to Section  11(d)
hereof) per Common Share on the Section  11(a)(ii) Trigger Date and the value of any  "common  share  equivalent"  shall be deemed to have the same  value as the
Common Shares on such date.

            (b) In case the Company  shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preference
Shares  entitling them (for a period expiring within 45 calendar days after such record date) to subscribe  for or purchase  Preference  Shares (or shares having
the  same  rights,   privileges  and   preferences  as  the  Preference   Shares
("equivalent  preference  shares")) or securities  convertible  into  Preference
Shares  or  equivalent  preference  shares at a price  per  Preference  Share or equivalent  preference  share (or  having a  conversion  price per  share,  if a security  convertible into Preference  Shares or equivalent  preference  shares)
less than the then current per share market price of the  Preference  Shares (as defined in Section 11(d) hereof) on such record date,  the Purchase  Price to be in effect after such record date shall be determined by multiplying the Purchase
Price  in  effect  immediately  prior to such  record  date by a  fraction,  the numerator of which shall be the number of Preference Shares  outstanding on such record date plus the number of Preference  Shares which the  aggregate  offering price of the total number of  Preference  Shares  and/or  equivalent  preference shares so to be offered (and/or the aggregate  initial  conversion  price of the convertible  securities so to be offered)  would purchase at such current market price and the  denominator  of which  shall be the number of  Preference  Shares outstanding on such record date, plus the number of additional Preference Shares and/or  equivalent  preference shares to be offered for subscription or purchase
(or into  which  the  convertible  securities  so to be  offered  are  initially convertible);  provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the  aggregate par value of the shares of capital stock of the Company  issuable upon exercise of one Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration  shall be as determined  in good  faith  by the  Board of  Directors  of the  Company,  whose determination  shall be described in a statement filed with the Rights Agent and shall be binding on the Rights  Agent and the holders of the Rights.  Preference
Shares  owned by or held for the  account  of the  Company  shall  not be deemed outstanding for the purpose of any such  computation.  Such adjustment  shall be made  successively  whenever such a record date is fixed;  and in the event that such rights,  options or warrants are not so issued, the Purchase Price shall be adjusted to be the  Purchase  Price which would then be in effect if such record date had not been fixed.

            (c) In case the Company  shall fix a record date for a  distribution to all holders of the Preference Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving  corporation) of evidences of  indebtedness,  (other than a regular quarterly  cash  dividend  paid out of the  earnings or retained  earning of the
Company),  assets  (other  than a dividend  payable in  Preference  Shares,  but including any dividend payable in capital stock other than Preference Shares) or subscription  rights or warrants  (excluding  those referred to in Section 11(b)
hereof),  the  Purchase  Price to be in effect  after such  record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record  date,  by a fraction,  the  numerator  of which shall be the current per share market price of the Preference  Shares (as determined  pursuant to Section
11(d) hereof) on such record date,  less the fair market value (as determined in good faith by the Board of Directors of the Company,  whose  determination shall be described in a statement  filed with the Rights  Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants  applicable to one  Preference  Share and the  denominator of which shall be such current per share market price of the Preference  Shares (as determined  pursuant to Section 11(d)  hereof);  provided,  however,  that in no event shall the  consideration to be paid upon the exercise of one Right be less

                                       15

than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right.  Such adjustments  shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

            (d) (i) For the  purpose of any  computation  hereunder,  other than computations made pursuant to Section  11(a)(iii) hereof, the "current per share market  price" of any  security (a  "Security"  for the purpose of this  Section
11(d)(i))  on any date shall be deemed to be the  average  of the daily  closing prices per share of such Security for the 30  consecutive  Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section  11(a)(iii) hereof, the "current per share market  price" of such Security on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive
Trading Days immediately  following such date;  provided,  however,  that in the event that the  current per share  market  price of the  Security is  determined during a period following the announcement by the issuer of such Security of (A)
a dividend or distribution  on such Security  payable in shares of such Security or securities  convertible into such shares (other than the Rights),  or (B) any subdivision,  combination or  reclassification of such Security and prior to the expiration  of the  requisite  thirty (30)  Trading Day or ten (10)  Trading Day period,  as set forth above,  after the  ex-dividend  date for such  dividend or
distribution,   or  the  record  date  for  such  subdivision,   combination  or
reclassification,  then,  and in each such case,  the current  per share  market price shall be appropriately  adjusted to take into account ex-dividend trading.
The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes  place on such day,  the  average of the closing bid and asked  prices,  regular  way,  in either  case,  as  reported  in the  principal consolidated  transaction  reporting system with respect to securities listed on the principal  national  securities  exchange on which the Security is listed or admitted to trading or, if the  Security is not listed or admitted to trading on any national  securities  exchange,  the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National  Association of Securities  Dealers,  Inc. Automated
Quotations  System  ("Nasdaq")  or such other  system then in use, or, if on any such date the  Security is not quoted by any such  organization,  the average of the closing bid and asked  prices as furnished  by a  professional  market maker making a market  in the  Security  selected  by the  Board of  Directors  of the
Company.  If on any such  date no  market  maker is making a market in shares of such Security,  the fair value of such shares on such date is determined in good faith by the Board of  Directors of the Company.  The term  "Trading  Day" shall mean a day on which the  principal  national  securities  exchange or  automated quotation  system on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national  securities  exchange or automated  quotation  system, a
Business  Day. If shares of such Security are not publicly held or not so listed or traded,  "current per share market price" shall mean the fair value per share

                                       17

as  determined  in good faith by the Board of Directors  of the  Company,  whose determination  shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

            (ii) For the purpose of any computation hereunder,  the "current per share market price" of the  Preference  Shares shall be determined in accordance with the  method  set  forth  above in  Section  11(d)(i)  (other  than the last sentence  thereof).  If the current per share  market  price  Preference  Shares cannot be determined in  accordance  with the method above or if the  Preference
Shares  are not  publicly  held or listed or  traded  in a manner  described  in
Section  11(d)(i),  the "current  Preference  Share market  price" of Preference
Shares shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately  adjusted for such events as stock splits,  stock dividends and recapitalizations with respect to the Common Shares occurring after the date of this  Agreement)  multiplied  by the  current per share  market  price of the
Common  Shares.  If  neither  the  Common  Stock nor the  Preference  Shares are publicly  held or so listed or  traded,  "current  per  share  market  price" of
Preference  Shares  shall  mean the fair value per share as  determined  in good faith by the Board of  Directors of the Company,  whose  determination  shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement,  the "current per share market price"  of one  one-hundredths  of a  Preference  Share  shall  be  equal to the
"current per share market price" of one Preference Share divided by 100.

            (e) Anything to the contrary  notwithstanding,  no adjustment in the
Purchase  Price  shall be  required  unless  such  adjustment  would  require an increase  or  decrease  of at least  one  percent  (1%) in the  Purchase  Price;
provided,  however,  that any adjustments  which by reason of this Section 11(e)
are not  required to be made shall be carried  forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preference Share or one  ten-thousandth  of any  other  share  or  security  as  the  case  may  be.
Notwithstanding  the  first  sentence  of this  Section  11(e),  any  adjustment required by this Section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the transaction that mandates such adjustment or (ii)
the Expiration Date.

            (f)  If as a  result  of an  adjustment  made  pursuant  to  Section
11(a)(ii) or 13(a) hereof,  the holder of any Right  thereafter  exercised shall become entitled to receive any shares of capital stock of the Company other than
Preference Shares, thereafter the number of such other shares so receivable upon exercise  of any Right  shall be  subject to  adjustment  from time to time in a manner and on terms as nearly  equivalent as practicable to the provisions  with respect to the Preference  Shares contained in Section 11, and the provisions of
Sections 7, 9, 10, 13 and 14 with respect to the  Preference  Shares shall apply on like terms to any such other shares.

            (g) All Rights  originally  issued by the Company  subsequent to any adjustment  made to the Purchase  Price  hereunder  shall  evidence the right to purchase,  at the adjusted Purchase Price, the number of one one-hundredths of a
Preference  Share  purchasable  from time to time hereunder upon exercise of the
Rights, all subject to further adjustment as provided herein.

            (h) Unless the Company shall have made the election  provided  below in Section 11(i),  upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding  immediately

                                       17

prior to the making of such adjustment  shall  thereafter  evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a
Preference  Share  (calculated to the nearest one  one-millionth of a Preference
Share)  obtained by (i) multiplying  (x) the number of one  one-hundredths  of a
Preference Share covered by a Right  immediately prior to this adjustment by (y)
the  Purchase  Price  in  effect  immediately  prior to such  adjustment  of the
Purchase  Price and (ii) dividing the product so obtained by the Purchase  Price in effect immediately after such adjustment of the Purchase Price.

            (i) The Company may elect on or after the date of any  adjustment of the Purchase Price to adjust the number of Rights,  in lieu of any adjustment in the number of one  one-hundredths  of a Preference  Share  purchasable  upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one  one-hundredths of a
Preference  Share for which a Right was  exercisable  immediately  prior to such adjustment.  Each Right held of record prior to such adjustment of the number of
Rights  shall  become  that  number of Rights  (calculated  to the  nearest  one ten-thousandth of a Preference Share) obtained by dividing the Purchase Price in effect  immediately  prior to adjustment  of the Purchase  Price by the Purchase
Price in effect  immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating  the record date for the  adjustment,  and, if known at the time, the amount of the  adjustment to be made.  This record date may be the date on which the  Purchase  Price is  adjusted  or any day  thereafter,  but,  if the  Rights
Certificates  have been  issued,  shall be at least ten (10) days later than the date of the public  announcement.  If Rights Certificates have been issued, upon each  adjustment  of the number of Rights  pursuant to this Section  11(i),  the
Company shall, as promptly as practicable, cause to be distributed to holders of
record  of  Rights   Certificates  on  such  record  date  Rights   Certificates
evidencing,  subject to Section 14 hereof,  the additional  Rights to which such holders shall be entitled as a result of such  adjustment,  or, at the option of the  Company,  shall  cause to be  distributed  to such  holders  of  record  in substitution  and replacement for the Rights  Certificates  held by such holders prior to the date of adjustment,  and upon surrender thereof, if required by the
Company,  new  Rights  Certificates  evidencing  all of the Rights to which such holders shall be entitled after such  adjustment.  Rights  Certificates so to be distributed  shall be issued,  executed and countersigned in the manner provided for herein (and may bear,  at the option of the Company,  the adjusted  Purchase
Price) and shall be  registered  in the names of the holders of record of Rights
Certificates on the record date specified in the public announcement.

            (j)  Irrespective  of any adjustment or change in the Purchase Price or the number of one  one-hundredths  of a Preference  Share  issuable  upon the exercise of the  Rights,  the Rights  Certificates  theretofore  and  thereafter issued  may  continue  to  express  the  Purchase  Price  and the  number of one one-hundredths  of a Preference  Share that were expressed in the initial Rights
Certificates issued hereunder.

            (k) Before taking any action that would cause an adjustment reducing the  Purchase  Price below one  one-hundredth  of the par value,  if any, of the
Preference  Shares issuable upon exercise of the Rights,  the Company shall take any  corporate  action that may, in the opinion of its counsel,  be necessary in
order  that  the  Company   may  validly  and  legally   issue  fully  paid  and
nonassessable Preference Shares at such adjusted Purchase Price.

                                       18

            (l) In any case in which  this  Section  11  shall  require  that an adjustment  in the  Purchase  Price be made  effective as of a record date for a specified  event,  the Company may elect to defer until the  occurrence  of such event the issuance to the holder of any Right  exercised  after such record date of the  Preference  Shares and other capital stock or securities of the Company, if any,  issuable upon such exercise  over and above the  Preference  Shares and other capital stock or  securities  of the Company,  if any,  issuable upon such exercise on the basis of the Purchase Price in effect prior to such  adjustment;
provided,  however,  that the Company shall deliver to such holder a due bill or other  appropriate  instrument  evidencing  such holder's  right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

            (m) Anything in this Section 11 to the contrary notwithstanding, the
Company  shall be entitled to make such  reductions  in the Purchase  Price,  in addition to those adjustments  expressly  required by this Section 11, as and to the extent that it in their good faith judgment of the Board of Directors of the
Company shall determine to be advisable in order that (i) any  consolidation  or subdivision  of the  Preference  Shares,  (ii)  issuance  wholly for cash of any
Preference  Shares at less than the current market price,  (iii) issuance wholly for cash of Preference  Shares or securities that by their terms are convertible into or exchangeable for Preference Shares, (iv) stock dividends or (v) issuance of rights,  options or warrants  referred  to  hereinabove  in this  Section 11, hereafter made by the Company to holders of its  Preference  Shares shall not be taxable to such shareholders.

            (n) The Company  covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a
Subsidiary  of the Company in a  transaction  which  complies with Section 11(o)
hereof),  (ii) merge with or into any other Person  (other than a Subsidiary  of the Company in a transaction which complies with Section 11(o) hereof), or (iii)
sell or  transfer  (or  permit  any  Subsidiary  to sell  or  transfer),  in one transaction,  or a series  of  related  transactions,  assets or  earning  power aggregating  more than 50% of the assets or earning power of the Company and its
Subsidiaries  (taken as a whole) to any other Person or Persons  (other than the
Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof),  if (x) at the time of or immediately after such  consolidation,  merger or sale  there are any  rights,  warrants  or other instruments  or  securities  outstanding  or  agreements  in effect  that  would substantially  diminish  or  otherwise  eliminate  the  benefits  intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such  consolidation,  merger  or  sale,  the  shareholders  of  the  Person  who constitutes,  or would constitute, the "Principal Party" for purposes of Section
13(a) hereof shall have received a distribution  of Rights  previously  owned by such Person or any of its Affiliates and Associates.

            (o) The Company  covenants and agrees that,  after the  Distribution
Date, it will not, except as permitted by Section 23 or Section 27 hereof,  take
(or permit  any  Subsidiary  to take) any  action if at the time such  action is taken it is reasonably  foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

            (p) In the event  that the Rights  become  exercisable  following  a
Section 11(a)(ii) Event, the Company, by action of the Board of Directors of the
Company, may permit the Rights,  subject to Section 7(e) hereof, to be exercised

                                       19

for 50% of the  Common  Shares  (or cash or other  securities  or  assets  to be substituted for the Adjustment Shares pursuant to Section 11(a)(iii)) that would otherwise be purchasable  under Section 11(a), in consideration of the surrender to the  Company of the Rights so  exercised  and  without  other  payment of the
Purchase  Price.  Rights  exercised  under this Section 11(p) shall be deemed to have been exercised in full and shall be canceled.

            (q) Anything in this Agreement to the contrary  notwithstanding,  in the event  that at any time  after the date of this  Agreement  and prior to the
Distribution  Date,  the Company  shall (i)  declare or pay any  dividend on the
Common Shares payable in Common Shares or (ii) subdivide, combine or consolidate the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares,  then in any such case (A) the  number of Rights  associated  with  each  Common  Share  then outstanding,  or issued or delivered  thereafter  but prior to the  Distribution
Date, shall be proportionately  adjusted so that the number of Rights thereafter associated  with each  Common  Share  following  any such event  shall equal the result obtained by multiplying the number of Rights  associated with each Common
Share immediately  prior to such event by a fraction,  the numerator of which is the number of Common Shares  outstanding  immediately prior to the occurrence of such  event  and the  denominator  of  which  is the  number  of  Common  Shares outstanding  immediately following the occurrence of such event. The adjustments provided for in this Section  11(q) shall be made  successively  whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

            Section  12.  Certificate  of Adjusted  Purchase  Price or Number of
Shares.  Whenever an  adjustment is made as provided in Section 11 or 13 hereof, the  Company  shall  promptly  (a)  prepare a  certificate  setting  forth  such adjustment,  and a brief statement of the facts  accounting for such adjustment,
(b) file  with the  Rights  Agent and with each  transfer  agent for the  Common
Shares  or the  Preference  Shares  a copy  of  such  certificate  and  (c) if a
Distribution Date has occurred, mail a brief summary thereof to each holder of a
Rights  Certificate  (or, if prior to the  Distribution  Date,  each holder of a certificate  representing  Common Shares) in accordance  with Section 26 hereof.
The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

            Section 13.  Consolidation,  Merger or Sale or Transfer of Assets or
Earning Power.  (a) In the event that,  following the Shares  Acquisition  Date, directly or indirectly,  (x) the Company shall  consolidate  with, or merge with and into,  any  other  Person  (other  than a  Subsidiary  of the  Company  in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving  corporation of such consolidation or merger, (y)
any person  (other  than a  Subsidiary  of the  Company in a  transaction  which complies with Section 11(o)  hereof)  shall  consolidate  with, or merge with or into,  the  Company,  and the  Company  shall  be the  continuing  or  surviving corporation  of such  consolidation  or  merger  and,  in  connection  with such consolidation or merger,  all or part of the outstanding  Common Shares shall be changed into or exchanged  for stock or other  securities of any other Person or cash or any other property,  or (z) the Company shall sell or otherwise transfer
(or one or more of its Subsidiaries  shall sell or otherwise  transfer),  in one transaction  or a series of  related  transactions,  assets,  or  earning  power aggregating  more  than 50% of the  assets,  cash flow or  earning  power of the
Company and its Subsidiaries  (taken as a whole) to any Person or Persons (other

                                       20

than the Company or any  Subsidiary  of the Company in one or more  transactions each of which complies with Section 11(o)  hereof),  then, and in each such case and except as contemplated by Section 13(d),  proper  provision shall be made so that:

            (i) each  holder of a Right,  except as  provided  in  Section  7(e)
hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current  Purchase Price in accordance with the terms of this Agreement, such number of validly  authorized  and issued,  fully paid,  nonassessable  and freely tradable common stock of the Principal Party (as such term is hereinafter defined),  not subject to any liens,  encumbrances,  rights of first  refusal or other  adverse  claims,  as  shall  be  equal  to  the  result  obtained  by (1)
multiplying the then current Purchase Price by the number of one-one  hundredths of a  Preference  Share  for  which  a  Right  is  exercisable  by  such  holder immediately  prior to the first  occurrence  of a  Section  13 Event  (or,  if a
Section  11(a)(ii) Event has occurred prior to the first occurrence of a Section
13 Event,  multiplying  the Purchase  Price in effect  immediately  prior to the first  occurrence  of  such  Section  11(a)(ii)  Event  by  the  number  of  one one-hundredths  of  a  Preference  Share  for  which  a  Right  was  exercisable immediately prior to such first  occurrence),  and dividing that product (which, following the first  occurrence  of a Section 13 Event,  shall be referred to as the "Purchase  Price" for each Right and for all purposes of this  Agreement) by
(2) 50% of the current per share  market price  (determined  pursuant to Section
11(d)(i)  hereof with  respect to the Common  Shares)  per Common  Share of such
Principal Party on the date of consummation of such Section 13 Event;

            (ii) such Principal Party shall  thereafter be liable for, and shall assume,  by virtue of such Section 13 Event,  all the  obligations and duties of the Company pursuant to this Agreement;

            (iii) the term "Company" shall thereafter be deemed to refer to such
Principal Party, it being  specifically  intended that the provisions of Section
11  hereof  shall  apply  only to  such  Principal  Party  following  the  first occurrence of a Section 13 Event;

            (iv) such Principal Party shall take such steps (including,  but not limited to, the  reservation  of a  sufficient  number of its Common  Shares) in connection with the  consummation of any such transaction as may be necessary to assure that the provisions  hereof shall thereafter be applicable,  as nearly as reasonably may be, in relation to its Common Shares thereafter  deliverable upon the exercise of the Rights; and

            (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

        (b) "Principal Party" shall mean

            (i) in the case of any transaction described in clause (x) or (y) of the first  sentence  of  Section  13(a),  the  Person  that is the issuer of any securities  into which Common Shares of the Company are converted in such merger or  consolidation,  and if no securities  are so issued,  the Person that is the other party to such merger or consolidation; and

                                       21

            (ii) in the case of any  transaction  described in clause (z) of the first  sentence of Section  13(a),  the Person that is the party  receiving  the greatest portion of the assets, cash flow or earning power transferred  pursuant to such transaction or transactions;

provided,  however,  that in any such  case,  (1) if the  Common  Shares of such
Person are not at such time and have not been  continuously  over the  preceding twelve (12) month period  registered  under  Section 12 of the Exchange Act, and such  Person is a direct or  indirect  Subsidiary  of another  Person the Common
Shares of which are and have been so registered,  "Principal  Party" shall refer to such other Person,  and (2) in case such Person is a Subsidiary,  directly or indirectly,  of more than one Person,  the Common Shares of two or more of which are and have so  registered,  "Principal  Party"  shall  refer to  whichever  of
Persons is the issuer of the Common Shares having the greatest  aggregate market value, or (3) in case such Person is owned,  directly or indirectly,  by a joint venture  formed  by  two or  more  Persons  that  are  not  owned,  directly  or indirectly,  by the same Person,  the rules set forth in (1) and (2) above shall apply to each of the  chains of  ownership  having  an  interest  in such  joint venture  as if such  party  were a  "subsidiary"  of  both or all of such  joint ventures and the Principal Parties in each such chain shall bear the obligations set forth in this  Section  13 in the same  ratio as their  direct  or  indirect interests in such Person bear to the total of such interests.

        (c) The Company shall not  consummate  any such  consolidation,  merger, sale or transfer  unless the Principal  Party shall have a sufficient  number of authorized  shares of its common stock that have not been issued or reserved for issuance to permit the  exercise in full of the Rights in  accordance  with this
Section 13 and unless prior thereto the Company and such  Principal  Party shall have  executed  and  delivered  to the  Rights  Agent a  supplemental  agreement providing for the terms set forth in  paragraphs  (a) and (b) of this Section 13 and  further  providing  that,  as soon as  practicable  after  the  date of any consolidation,  merger  or  sale of  assets  mentioned  in  Section  13(a),  the
Principal Party at its own expense will:

            (i) prepare and file a  registration  statement  under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become  effective as soon as practicable  after such filing and
(B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

            (ii) take all such other  action as may be  necessary  to enable the
Principal Party to issue the securities purchasable upon exercise of the Rights, including  but  not  limited  to  the  registration  or  qualification  of  such securities  under all requisite  securities laws of jurisdictions of the various states and the listing of such  securities on such exchanges and trading markets as may be necessary or appropriate; and

            (iii)  deliver  to  holders  of  the  Rights  historical   financial
statements for the Principal  Party and each of its  Affiliates  which comply in all  respects  with the  requirements  for  registration  on Form 10  under  the
Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section  11(a)(ii)  Event, the

                                       22

Rights  that  have  not  theretofore  been  exercised  shall  thereafter  become exercisable solely in the manner described in Section 13(a).

        (d) Notwithstanding anything in this Agreement to the contrary,  Section
13 (other than this  Section  13(d))  shall not be  applicable  to, and the term
"Section 13 Event" shall not include,  a transaction  described in subparagraphs
(x) and (y) of  Section  13(a) if (i) such  transaction  is  consummated  with a
Person or Persons who  acquired  Common  Shares  pursuant  to a tender  offer or exchange offer for all outstanding Common Shares with respect to which the Board of Directors made the determination  referred to in Section 11(a)(ii) hereof (or a wholly owned  Subsidiary  of any such Person or  Persons),  (ii) the price per
Common Share offered in such  transaction  is not less than the price per Common
Share paid to all holders of Common Shares whose shares were purchased  pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining  holders of Common Shares pursuant to such  transaction is the  same as the  form of  consideration  paid  pursuant  to such  tender  or exchange  offer.  Upon  consummation  of such  transaction  contemplated by this
Section 13(d), all Rights hereunder shall expire.

        (e) In the event that the Rights become  exercisable under Section 13(a)
(except as provided in Section  13(d)),  the Company,  by action of the Board of
Directors of the Company,  may agree with the Principal Party that the Principal
Party shall  permit the Rights to be exercised  for 50% of the Common  Shares of the Principal Party that would otherwise be purchasable  under Section 13(a), in consideration  of the surrender to the Principal  Party, as the successor to the
Company  under Section  13(a)(ii),  of the Rights so exercised and without other payment of the Purchase Price.  Rights  exercised under this Section 13(e) shall be deemed to have been exercised in full and shall be canceled.

        Section 14.  Fractional  Rights and Fractional  Shares.  (a) The Company
shall not be  required  to issue  fractions  of Rights or to  distribute  Rights
Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered  holders of the Rights  Certificates  with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same  fraction of the current  market  value of a whole Right.
For the  purposes of this  Section  14(a),  the current  market value of a whole
Right shall be the closing  price of the Rights for the Trading Day  immediately prior to the date on which such  fractional  Rights  would  have been  otherwise issuable.  The  closing  price of the  Rights for any day shall be the last sale price,  regular  way,  or, in case no such  sale  takes  place on such day,  the average of the  closing  bid and asked  prices,  regular  way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national  securities exchange on which the
Rights are  listed or  admitted  to trading  or, if the Rights are not listed or admitted to trading on any national securities  exchange,  the last quoted price or, if not so quoted,  the  average of the high bid and low asked  prices in the over-the-counter  market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization,  the average of the  closing  bid and asked  prices as  furnished  by a  professional market maker making a market in the Rights selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the
Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                                       23

        (b) The Company  shall not be required to issue  fractions of Preference
Shares (other than fractions that are integral multiples of one one-hundredth of a Preference  Share) upon exercise of the Rights or to  distribute  certificates that  evidence  fractional  Preference  Shares  (other than  fractions  that are integral  multiples of one  one-hundredth of a Preference  Share).  Fractions of
Preference  Shares in integral  multiples of one  one-hundredth  of a Preference
Share may, at the election of the Company, be evidenced by depositary  receipts, pursuant to an  appropriate  agreement  between  the  Company  and a  depositary selected by it; provided,  that such agreement shall provide that the holders of such depositary  receipts shall have all the rights,  privileges and preferences to which  they are  entitled  as  beneficial  owners  of the  Preference  Shares represented by such depositary receipts. In lieu of fractional Preference Shares that are not integral  multiples of one one-hundredth of a Preference Share, the
Company shall pay to the registered  holders of Rights  Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preference  Share.  For the purposes of this Section 14(b), the current market value of one Preference Share shall be the closing price of a Preference  Share (as  determined  pursuant to the second sentence of Section  11(d)(i)  hereof) for the Trading Day immediately  prior to the date of such exercise,  however, that if the closing price of the Preference
Shares cannot be so determined,  the closing price of the Preference  Shares for such  Trading  Day shall be  conclusively  deemed  to be an amount  equal to the closing price of the Common Shares  (determined  pursuant to the second sentence of Section  11(d)(i)  hereof) for such  Trading Day  multiplied  by 100 (as such number may be  appropriately  adjusted to reflect  events such as stock  splits, stock  dividends,  recapitalizations  or similar  transactions  relating  to the
Common Shares occurring after the date of this Agreement.

        (c) Following the  occurrence of a Triggering  Event,  the Company shall not be required to issue  fractions of Common Shares upon exercise of the Rights or to distribute  certificates which evidence  fractional Common Shares. In lieu of fractional  Common Shares,  the Company may pay to the registered  holders of
Rights  Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same  fraction  of the current  market  value of one
Common Share.  For purposes of this Section  14(c),  the current market value of one Common  Share shall be the closing  price of a Common  Share (as  determined pursuant to Section  11(d)(i)  hereof) for the Trading Day immediately  prior to the date of such exercise.

        (d) The  holder  of a Right by the  acceptance  of the  Right  expressly waives his right to receive any fractional  Rights or any fractional shares upon exercise of a Right (except as provided above).

        Section  15.  Rights of Action.  All rights of action in respect of this
Agreement,  except the rights of action given to the Rights Agent under Sections
18 through 21 inclusive hereof, are vested in the respective  registered holders of the Rights  Certificates (and, prior to the Distribution Date, the registered holders  of the  Common  Shares);  and  any  registered  holder  of  any  Rights
Certificate (or, prior to the Distribution Date, of the Common Shares),  without the consent of the Rights Agent or of the holder of any other Rights Certificate
(or,  prior to the  Distribution  Date, of the Common  Shares),  may, in his own
behalf and for his own  benefit,  enforce,  and may  institute  and maintain any suit, action or proceeding  against the Company to enforce,  or otherwise act in respect  of,  his  right  to  exercise  the  Rights  evidenced  by  such  Rights
Certificate  in the  manner  provided  in such  Rights  Certificate  and in this
Agreement.  Without  limiting the  foregoing  or any  remedies  available to the holders of Rights,  it is specifically  acknowledged  that the holders of Rights

                                       24

would not have an adequate  remedy at law for any breach of this  Agreement  and will  be  entitled  to  specific  performance  of  the  obligations  under,  and injunctive relief against actual or threatened  violations of the obligations of any Person subject to, this Agreement.

        Section 16.  Agreement of Right  Holders.  Every  holder of a Right,  by accepting  the same,  consents  and agrees with the Company and the Rights Agent and with every other holder of a Right that:

        (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

        (b)  after  the   Distribution   Date,  the  Rights   Certificates   are
transferable  only on the registry  books of the Rights Agent if  surrendered at the principal  office of the Rights Agent,  duly  endorsed or  accompanied  by a proper  instrument of transfer and with the appropriate  forms and  certificates fully executed;

        (c) subject to Sections 6(a) and 7(f) hereof, the Company and the Rights
Agent may deem and treat the person in whose name the  Rights  Certificate  (or, prior to the  Distribution  Date, the associated  Common Shares  certificate) is registered  as the absolute  owner thereof and of the Rights  evidenced  thereby
(notwithstanding   any   notations   of  ownership  or  writing  on  the  Rights
Certificates or the associated  Common Shares  certificate  made by anyone other than the Company or the Rights Agent) for all purposes  whatsoever,  and neither the Company nor the Rights  Agent,  subject to the last sentence of Section 7(e)
hereof, shall be affected by any notice to the contrary; and

        (d) notwithstanding anything in this Agreement to the contrary,  neither the Company nor the Rights  Agent  shall have any  liability  to any holder of a
Right or other  Person  as a  result  of its  inability  to  perform  any of its obligations  under this  Agreement  by reason of any  preliminary  or  permanent injunction  or other  order,  decree  or ruling  issued by a court of  competent jurisdiction  or by a  governmental,  regulatory  or  administrative  agency  or commission,  or any statute,  rule, regulation or executive order promulgated or enacted by any  governmental  authority,  prohibiting  or otherwise  restraining performance of such obligation;  provided,  however,  that the Company shall use its best  efforts to have any such order,  decree or ruling  lifted or otherwise overturned as soon as possible.

        Section  17.  Rights  Certificate  Holder Not Deemed a  Stockholder.  No
holder, as such, of any Rights  Certificate  shall be entitled to vote,  receive dividends  or be deemed for any purpose the holder of the  Preference  Shares or any other  securities  of the  Company  that may at any time be  issuable on the exercise of the Rights represented  thereby, nor shall anything contained herein or in any  Rights  Certificate  be  construed  to confer  upon the holder of any
Rights  Certificate,  as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter  submitted to shareholders at any meeting  thereof,  or to give or withhold  consent to any corporate  action,  or to receive notice of meetings or other actions  affecting shareholders  (except as provided in Section 25 hereof), or to receive dividends or subscription  rights,  or otherwise,  until the Right or Rights  evidenced by such  Rights  Certificate  shall  have been  exercised  in  accordance  with the provisions hereof.

                                       25

        Section 18.  Concerning the Rights Agent.  (a) The Company agrees to pay to the Rights Agent  reasonable  compensation  for all  services  rendered by it hereunder and, from time to time, on demand of the Rights Agent,  its reasonable expenses and counsel fees and disbursements and other disbursements  incurred in the  administration  and  execution  of  this  Agreement  and the  exercise  and performance  of its duties  hereunder.  The Company also agrees to indemnify the
Rights  Agent for,  and to hold it harmless  against,  any loss,  liability,  or expense,  incurred without gross negligence,  bad faith or willful misconduct on the part of the Rights  Agent,  for anything done or omitted by the Rights Agent in  connection  with  the  acceptance  and  administration  of  this  Agreement, including the costs and expenses of defending  against any claim of liability in the premises.

        (b) The Rights  Agent shall be  protected  and shall incur no  liability for, or in respect of any action taken,  suffered or omitted by it in connection with,  its  administration  of  this  Agreement  in  reliance  upon  any  Rights
Certificate  or certificate  for the  Preference  Shares or Common Shares or for
other securities of the Company,  instrument of assignment or transfer, power of
attorney,   endorsement,   affidavit,   letter,  notice,   direction,   consent,
certificate,  statement, or other paper or document believed by it to be genuine and to be signed,  executed and, where necessary,  verified or acknowledged,  by the proper  person or persons,  or  otherwise  upon the advice of counsel as set forth in Section 20 hereof.

        Section 19. Merger or  Consolidation  or Change of Name of Rights Agent.
(a) Any  corporation  into which the Rights Agent or any successor  Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any  merger or  consolidation  to which the Rights  Agent or any  successor
Rights Agent shall be a party,  or any  corporation  succeeding to the corporate trust or stock  transfer  business of the Rights Agent or any  successor  Rights
Agent,  shall be the successor to the Rights Agent under this Agreement  without the  execution  or filing of any paper or any  further act on the part of any of the parties  hereto;  provided,  that such  corporation  would be  eligible  for appointment  as a  successor  Rights  Agent under the  provisions  of Section 21 hereof.  In case at the time such  successor  Rights Agent shall  succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned  but not delivered,  any such successor Rights Agent may adopt the countersignature  of the  predecessor  Rights  Agent  and  deliver  such  Rights
Certificates  so  countersigned;  and in  case at that  time  any of the  Rights
Certificates shall not have been  countersigned,  any successor Rights Agent may countersign  such  Rights  Certificates  either  in the name of the  predecessor
Rights Agent or in the name of the successor Rights Agent; and in all such cases such  Rights  Certificates  shall  have the full  force  provided  in the Rights
Certificates and in this Agreement.

        (b) In case at any time the name of the  Rights  Agent  shall be changed and at such time any of the Rights  Certificates  shall have been  countersigned but not  delivered,  the Rights Agent may adopt the  countersignature  under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the  Rights  Certificates  shall  not have been  countersigned,  the
Rights Agent may countersign such Rights  Certificates  either in its prior name or in its changed  name;  and in all such cases such Rights  Certificates  shall have the full force provided in the Rights Certificates and in this Agreement.

                                       26

        Section 20.  Duties of Rights  Agent.  The Rights Agent  undertakes  the duties and  obligations  imposed by this Agreement upon the following  terms and conditions,  by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        (a) The Rights  Agent may consult  with legal  counsel (who may be legal counsel  for the  Company),  and the opinion of such  counsel  shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

        (b) Whenever in the  performance  of its duties under this Agreement the
Rights  Agent  shall  deem it  necessary  or  desirable  that any fact or matter
(including,  without  limitation,  the identity of any Acquiring  Person and the determination of "current market price") be proved or established by the Company prior to taking or suffering any action  hereunder,  such fact or matter (unless other  evidence in respect  thereof be herein  specifically  prescribed)  may be deemed to be conclusively  proved and established by a certificate signed by any one of the Chairman of the Board,  the Chief Executive  Officer,  the President,
any Vice President,  the Treasurer or the Secretary of the Company and delivered to the Rights Agent;  and such  certificate  shall be full  authorization to the
Rights  Agent for any  action  taken or  suffered  in good faith by it under the provisions of this Agreement in reliance upon such certificate.

        (c) The Rights  Agent shall be liable  hereunder  to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

        (d) The Rights  Agent shall not be liable for or by reason of any of the statements  of fact or recitals  contained  in this  Agreement  or in the Rights
Certificates or be required to verify the same (except its  countersignature  on such Certificates,  but all such statements and recitals are and shall be deemed to have been made by the Company only.

        (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery  hereof (except the due  execution  hereof by the Rights  Agent) or in respect  of the  validity  or execution of any Rights Certificate (except its countersignature  thereof);  nor shall it be  responsible  for any  breach  by the  Company  of any  covenant  or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or
Section 13 hereof or  responsible  for the manner,  method or amount of any such adjustment or the  ascertaining of the existence of facts that would require any such  adjustment  (except with  respect to the  exercise of Rights  evidenced by
Rights Certificates after actual notice of any such adjustment); nor shall it by any act  hereunder  be deemed to make any  representation  or warranty as to the authorization  or reservation of any Preference  Shares to be issued pursuant to this Agreement or any Rights  Certificate or as to whether any Preference Shares
will,  when  issued,   be  validly   authorized  and  issued,   fully  paid  and
nonassessable.

        (f) The Company agrees that it will perform,  execute,  acknowledge  and deliver or cause to be performed, executed,  acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying  out or  performing  by the Rights Agent of the provisions of this Agreement.

                                       27

        (g) The  Rights  Agent is  hereby  authorized  and  directed  to  accept instructions  with respect to the  performance of its duties  hereunder from any one of the Chairman of the Board,  the Chief Executive  Officer,  the President,
any Vice President,  the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions  in connection with its duties,  and it shall not be liable for any action  taken or  suffered by it in good faith in accordance  with  instructions  of any such  officer  or for any delay in acting while waiting for those instructions.

        (h) The Rights Agent and any shareholder,  director, officer or employee of the  Rights  Agent  may  buy,  sell  or deal in any of the  Rights  or  other securities of the Company or become pecuniarily interested in any transaction in which the  Company  may be  interested,  or  contract  with or lend money to the
Company or otherwise  act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

        (i) The  Rights  Agent may  execute  and  exercise  any of the rights or powers hereby vested in it or perform any duty hereunder  either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the  Company  resulting  from any such  act,  default, neglect or misconduct;  provided,  however, reasonable care was exercised in the selection and continued employment thereof.

        (j) No provision  of this  Agreement  shall  require the Rights Agent to expend or risk its own funds or otherwise  incur any financial  liability in the performance  of any of its duties  hereunder or in the exercise of its rights if there shall be reasonable  grounds for believing that repayment of such funds or adequate  indemnification  against  such  risk or  liability  is not  reasonably assured to it.

        (k) If, with respect to any Rights Certificate surrendered to the Rights
Agent  for  exercise  or  transfer,  the  certificate  attached  to the  form of assignment  or form of election to purchase,  as the case may be, has either not been  completed  or  indicates  an  affirmative  response  to  clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        Section 21.  Change of Rights  Agent.  The Rights Agent or any successor
Rights Agent may resign and be discharged  from its duties under this  Agreement upon thirty (30) days' prior  written  notice  mailed to the Company and to each transfer  agent of the Common  Shares and  Preference  Shares by  registered  or certified mail, and, if such resignation  occurs after the Distribution Date, to the  holders of record of the  Rights  Certificates  by  first-class  mail.  The
Company may remove the Rights Agent or any successor Rights Agent for any reason upon thirty  (30) days'  prior  written  notice,  mailed to the Rights  Agent or successor  Rights Agent,  as the case may be, and to each transfer  agent of the
Common Shares and  Preference  Shares by registered or certified  mail,  and, if such removal  occurs after the  Distribution  Date, to the holders of the Rights
Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall  otherwise  become  incapable of acting,  the Company  shall  appoint a successor  to  the  Rights  Agent.  If the  Company  shall  fail  to  make  such appointment  within a period of thirty  (30) days  after  giving  notice of such removal  or  after  it has been  notified  in  writing  of such  resignation  or

                                       28

incapacity by the resigning or incapacitated  Rights Agent or by the holder of a
Rights  Certificate (who shall, with such notice,  submit his Rights Certificate for  inspection  by the  Company),  then the  registered  holder  of any  Rights
Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor  Rights  Agent,  whether  appointed by the
Company or by such a court,  shall be (a) a legal business entity  organized and doing  business  under the laws of the United States or of the State of New York or the State of Florida (or of any other  state of the United  States so long as such entity is  authorized  to do business in the State of New York or the State of Florida  and is in good  standing,  has an office in the State of New York or the State of Florida, is authorized under such laws to exercise corporate trust, stock transfer or shareholder  services  powers and is subject to supervision or examination  by  federal  or  state  authority)  and that has at the time of its appointment  as Rights  Agent a combined  capital  and  surplus  adequate in the judgment of the Board of Directors in the Company to assure the  performance  of its duties  hereunder and the protection of the interests of the Company and the holders of Rights, or (b) an Affiliate of a corporation  described in clause (a)
of this sentence. After appointment,  the successor Rights Agent shall be vested with the same  powers,  rights,  duties and  responsibilities  as if it had been originally  named  as  Rights  Agent  without  further  act  or  deed;  but  the predecessor  Rights  Agent shall  deliver and transfer to the  successor  Rights
Agent any property at the time held by it hereunder, and execute and deliver any further assurance,  conveyance, act or deed necessary for the purpose. Not later than the effective date of any such  appointment,  the Company shall file notice thereof in writing with the predecessor  Rights Agent and each transfer agent of the Common  Shares or Preference  Shares,  and mail by  first-class  mail notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice  provided  for in this  Section  21,  however,  or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the  appointment  of the successor  Rights Agent,  as the case may be.

        Section 22. Issuance of New Rights Certificates.  Notwithstanding any of
the provisions of this  Agreement or of the Rights to the contrary,  the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the  Purchase  Price  and the  number  or kind or  class of  shares  or other securities  or  property  purchasable  under  the  Rights  Certificates  made in accordance  with the provisions of this  Agreement.  In addition,  in connection with the  issuance  and sale by the  Company  of  Common  Shares  following  the
Distribution  Date and prior to the Expiration Date, the Company (a) shall, with respect  to  Common  Shares  so  issued  or sold  pursuant  to the  exercise  or conversion  of  securities  issued  prior  to the  Distribution  Date  that  are exercisable  for, or convertible  into Common Shares,  and (b) may, in any other case, if deemed necessary, appropriate or desirable by the Board of Directors of the Company,  issue Rights  Certificates  representing the appropriate number of
Rights in connection with such issuance or sale; provided,  however, that (i) no such Rights  Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance  would create a significant  risk of material  adverse tax  consequences to the Company or the Person to whom such
Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that,  appropriate  adjustment otherwise shall have been made in lieu of the issuance thereof.

                                       29

        Section 23.  Redemption.  (a) The Board of Directors of the Company may,
at its option,  at any time prior to 5:00 p.m,  Eastern  time, on the earlier of
(i) the tenth  Business Day following the Shares  Acquisition  Date,  subject to extension  by the  Board  of  Directors  for a  period  of time  up to,  but not exceeding,  ten additional days, or (ii) the Final  Expiration Date,  redeem all but not less than all of the then  outstanding  Rights at a redemption  price of
$.001 per Right,  as such  amount may be  appropriately  adjusted to reflect any stock split,  stock  dividend or similar  transaction  occurring  after the date hereof (such redemption price being  hereinafter  referred to as the "Redemption
Price") and the Company may, at its option,  pay the Redemption  Price either in
Common  Shares  (based on the "current per share  market  price",  as defined in
Section 11(d) hereof,  of the Common Shares at the time of redemption),  cash or any other form of  consideration  deemed  appropriate by the Board of Directors;
provided, however, if, following the occurrence of a Shares Acquisition Date and following the  expiration of the right of redemption  hereunder but prior to any
Triggering  Event,  (i) an Acquiring  Person shall have transferred or otherwise disposed  of a number  of  Common  Shares  in one  transaction  or a  series  of transactions,  not directly or  indirectly  involving  the Company or any of its
Subsidiaries,  which did not result in the  occurrence of a Triggering  Event or the Company shall have issued additional equity  securities,  in either instance such that such Person is  thereafter  a  Beneficial  Owner of 20% or less of the outstanding  Common  Shares,  and  (ii)  there  is  no  other  Acquiring  Person immediately  following the occurrence of the event described in clause (i), then the right of  redemption  shall be reinstated  and  thereafter be subject to the provisions  of this  Section  23. The  redemption  of the Rights by the Board of
Directors  may be made  effective  at such  time,  on such  basis  and with such conditions  as the Board of  Directors  in its sole  discretion  may  establish.
Notwithstanding  anything in this  Agreement to the  contrary,  no Rights may be exercised at any time that the Rights are subject to  redemption  in  accordance with the terms of this Agreement.

        (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights  pursuant to paragraph (a) of this Section
23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption;  provided,  however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.
Promptly after the action of the Board of Directors of the Company  ordering the redemption  of the Rights,  the Company shall mail a notice of redemption to all of the holders of the then  outstanding  Rights at their last  addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution
Date, on the registry  books of the transfer  agent for the Common  Shares.  Any notice  that is mailed in the  manner  herein  provided  shall be deemed  given, whether or not the holder  receives the notice.  Each such notice of  redemption shall  state the  method by which the  payment of the  Redemption  Price will be made.

        (c) At any time  following  the Shares  Acquisition  Date,  the Board of
Directors  of the Company may  relinquish  the right to redeem the Rights  under this Section 23 by duly adopting a resolution to that effect.  Immediately  upon adoption of such resolution, the rights of the Board of Directors of the Company to redeem the Rights  shall  terminate  without  further  action and without any notice. Promptly after adoption of such a resolution, the Company shall publicly announce such action; provided, however, that the failure to give, or any defect in, any such notice  shall not affect the validity of the action of the Board of
Directors  of the  Company.  Neither the Company  nor any of its  Affiliates  or

                                       30

Associates  may redeem,  acquire or purchase for value any Rights at any time in any  manner  other  than that  specifically  set forth in this  Section 23 or in
Section 24 hereof,  and other than in  connection  with the  purchase  of Common
Shares prior to the Distribution Date.

        (d) In  deciding  whether  or not to  exercise  the  Company's  right of redemption hereunder, the directors of the Company shall act in good faith, in a manner they  reasonably  believe to be in the best  interests of the Company and with such care, including reasonable inquiry,  skill and diligence,  as a person of ordinary prudence would use under similar circumstances.

        Section 24. Exchange.  (a) The Board of Directors of the Company may, at
its option, at any time after any Person becomes an Acquiring  Person,  exchange all or part of the then  outstanding  and  exercisable  Rights  (which shall not include  Rights  that have become null and void  pursuant to the  provisions  of
Section 7(e) hereof) for Common Shares at an exchange  ratio of one Common Share per Right,  appropriately adjusted to reflect any stock split, stock dividend or similar  transaction  occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors  shall not be  empowered  to effect such  exchange at any time after any Person  (other than the Company,  any  Subsidiary of the Company, any employee benefit plan of the Company or any such  Subsidiary,  or any entity holding  Common Shares for or pursuant to the terms of any such plan),  together with all Affiliates and Associates of such Person,  becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

        (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and  without any  further  action and without any notice,  the right to exercise such Rights shall  terminate  and the only right  thereafter of a holder of such
Rights shall be to receive  that number of Common  Shares equal to the number of such Rights held by such holder  multiplied by the Exchange  Ratio.  The Company shall promptly give public notice of any such exchange;  provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice that is mailed in the manner herein  provided shall be deemed given,  whether or not the holder  receives the notice.  Each  such  notice of  exchange  shall  state  the  method by which the exchange of the Common  Shares for Rights will be effected  and, in the event of any partial exchange,  the number of Rights that will be exchanged.  Any partial exchange  shall be effected  pro rata based on the number of Rights  (other than
Rights that have become null and void pursuant to the provisions of Section 7(e)
hereof) held by each holder of Rights.

        (c) In the event that there shall not be sufficient Common Shares issued but not  outstanding or authorized but unissued to permit any exchange of Rights as  contemplated  in accordance with this Section 24, the Company shall take all such  action as may be  necessary  to  authorize  additional  Common  Shares for issuance upon  exchange of the Rights or make  adequate  provision to substitute
(i) cash, (ii) other equity securities of the Company,  (iii) debt securities of the Company,  (iv) other assets or (v) any combination of the foregoing,  having

                                       31

an aggregate  value equal to such  insufficiency  where such aggregate value has been determined by a majority of the Company's Board of Directors.

        (d) The  Company  shall not be  required  to issue  fractions  of Common
Shares or to distribute  certificates that evidence fractional Common Shares. In lieu of such fractional  Common Shares,  the Company shall pay to the registered holders of the Rights  Certificates  with regard to which such fractional Common
Shares would  otherwise be issuable an amount in cash equal to the same fraction of the current  market value of a whole Common  Share.  For the purposes of this paragraph  (d),  the current  market  value of a whole Common Share shall be the closing price of a Common Share (as determined  pursuant to the second  sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

        Section 25.  Notice of Certain  Events.  (a) In case the  Company  shall propose,  at any time  after  the  Distribution  Date,  (i) to pay any  dividend payable in stock of any class to the holders of its Preference Shares or to make any other  distribution  to the holders of its  Preference  Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preference
Shares  rights or  warrants  to  subscribe  for or to  purchase  any  additional
Preference  Shares or  shares  of stock of any  class or any  other  securities, rights or options, (iii) to effect any reclassification of its Preference Shares
(other than a  reclassification  involving  only the  subdivision of outstanding
Preference Shares),  (iv) to effect any consolidation or merger into or with any other  Person  (other than a  Subsidiary  of the Company in a  transaction  that complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions,  of 50% or more of the assets, cash flow or earning power of the  Company  and its  Subsidiaries  (taken as a whole)  to,  any other
Person or Persons (other than the Company and/or any of its  subsidiaries in one or more transactions  each of which complies with Section 11(o) hereof),  or (v)
to effect the  liquidation,  dissolution or winding up of the Company,  then, in each such case,  the Company shall give to each holder of a Rights  Certificate, in accordance with Section 26 hereof,  a notice of such proposed  action,  which shall  specify  the record  date for the  purposes  of such stock  dividend,  or distribution of rights or warrants, or the date on which such  reclassification, consolidation,  merger, sale, transfer, liquidation,  dissolution, or winding up is to take place and the date of  participation  therein  by the  holders of the
Common Shares and/or  Preference  Shares,  if any such date is to be fixed,  and such notice shall be so given in the case of any action covered by clause (i) or
(ii) above at least 20 days prior to the record date for determining  holders of the Preference  Shares for purposes of such action,  and in the case of any such other action,  at least 20 days prior to the date of the taking of such proposed action or the date of participation  therein by the holders of the Common Shares and/or Preference Shares, whichever shall be the earlier.

        (b) Upon the occurrence of a Section  11(a)(ii)  Event,  (i) the Company shall  as soon  as  practicable  thereafter  give to  each  holder  of a  Rights
Certificate,  to the extent  feasible in  accordance  with Section 26 hereof,  a notice of the  occurrence of such event,  which notice shall describe such event and the  consequences of the Section  11(a)(ii) Event to holders of Rights,  and
(ii) all  references  in the preceding  paragraph to Preference  Shares shall be deemed thereafter to refer to Preference  Shares and/or,  if appropriate,  other securities.

                                       32

        Section 26. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights  Certificate to or on the Company shall be sufficiently  given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

        NuCo2 Inc.
        2800 Southeast Market Place
        Stuart, Florida 34997
        Attn: Eric M. Wechsler

        Subject to the  provisions  of  Section 21 hereof,  any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights  Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail,  postage prepaid,  addressed (until another address is filed in writing with the Company) as follows:

        Continental Stock Transfer & Trust Company
        17 Battery Place, 8th Floor
        New York, New York 10004
        Attention: Compliance Department

        Notices or demands  authorized by this  Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights  Certificate (or, if prior to the Distribution Date to the holder of certificates representing Common
Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid,  addressed to such holder at the address of such holder as shown on the registry books of the Company.

        Section 27.  Supplements and Amendments.  (a) Prior to the  Distribution
Date,  the  Company  and the Rights  Agent  shall,  if the  Company so  directs, supplement or amend any provision of this Agreement  without the approval of any holders of  certificates  evidencing  shares of Company  Common Stock.  From and after the  Distribution  Date,  the Company and the Rights Agent  shall,  if the
Company so directs,  supplement or amend this Agreement  without the approval of any holders of Rights  Certificates in order (i) to cure any ambiguity,  (ii) to correct or supplement  any provision  contained  herein that may be defective or inconsistent with any other provisions herein,  (iii) to shorten or lengthen any time period  hereunder or (iv) to change or supplement the provisions  hereunder in any manner which the Company may deem  necessary or desirable and which shall not adversely affect the interests of the holders of Rights  Certificates (other than an Acquiring  Person or an Affiliate or Associate of an Acquiring  Person);
provided,  however,  that this Agreement may not be  supplemented  or amended to lengthen,  pursuant to clause (iii) of this sentence, (A) a time period relating to when the  Rights  may be  redeemed  at such time as the  Rights  are not then redeemable  or (B) any other time  period  unless  such  lengthening  is for the purpose of  protecting,  enhancing  or  clarifying  the  rights  of,  and/or the benefits  to, the  holders of Rights.  Upon  delivery of a  certificate  from an appropriate  officer of the Company that states that the proposed  supplement or amendment is in  compliance  with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment;  provided, however, that the failure or refusal of the Rights Agent to execute such supplement or amendment shall not affect the validity of any supplement or amendment  adopted by the Company,  any

                                       33

of  which  shall  be   effective   in   accordance   with  the  terms   thereof.
Notwithstanding  anything  contained  in  this  Agreement  to the  contrary,  no supplement or amendment that materially  adversely  effects the rights or duties of the Rights Agent under this Agreement shall be effective  without the consent of the Rights  Agent.  Prior to the  Distribution  Date,  the  interests  of the holders of Rights shall be deemed coincident with the interest of the holders of the Company's Common Stock.

        (b) In deciding  whether or not to supplement  or amend this  Agreement, the  directors  of the  Company  shall  act in  good  faith,  in a  manner  they reasonably  believe to be in the best  interests  of the  Company  and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence  would use  under  similar  circumstances,  and they may  consider  the effects of any action upon employees, suppliers and customers of the Company and upon  communities  in which offices or other  establishments  of the Company are located, and all other pertinent factors.

        Section  28.  Successors.  All  the  covenants  and  provisions  of this
Agreement  by or for the benefit of the  Company or the Rights  Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.  Determinations and Actions by the Board of Directors,  etc.
For all  purposes of this  Agreement,  any  calculation  of the number of Common
Shares outstanding at any particular time, including for purposes of determining the particular  percentage of such outstanding Common Shares of which any Person is the Beneficial  Owner,  shall be made in accordance with the last sentence of
Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act.
The  Board of  Directors  of the  Company  shall  have the  exclusive  power and authority to  administer  this  Agreement  and to exercise all rights and powers specifically  granted to the Board of Directors or to the Company,  or as may be
necessary or  advisable  in the  administration  of this  Agreement,  including, without limitation,  the right and power to (i) interpret the provisions of this
Agreement,  and (ii) make all  determinations  deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend or supplement  the  Agreement).  All such actions, calculations,  interpretations  and determinations  (including,  for purposes of clause (y) below,  all omissions with respect to the foregoing) that are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the  Company,  the Rights  Agent,  the  holders of the Rights and all other parties,  and (y) not subject the Board of Directors or any members of the
Board of Directors to any liability to the holders of the Rights.

        Section 30. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company,  the Rights Agent and
the  registered   holders  of  the  Rights   Certificates  (and,  prior  to  the
Distribution  Date, the Common Shares) any legal or equitable  right,  remedy or claim  under  this  Agreement;  but  this  Agreement  shall  be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the  Rights  Certificates  (and,  prior to the  Distribution  Date,  the  Common
Shares).

        Section  31.  Severability.   If  any  term,   provision,   covenant  or
restriction  of this Agreement is held by a court of competent  jurisdiction  or other authority to be invalid,  void or unenforceable,  for any purpose or under any set of  circumstances  or as applied to any Person,  such  invalid,  void or

                                       34

unenforceable term, provision,  covenant or restriction shall continue in effect to the  maximum  extent  possible  for  all  other  purposes,  under  all  other circumstances  and as applied to all other Persons;  the remainder of the terms, provisions,  covenants and  restrictions  of this Agreement shall remain in full force and  effect  and shall in no way be  affected,  impaired  or  invalidated;
provided,  however,  that  notwithstanding  anything  in this  Agreement  to the contrary, if any such term,  provision,  covenant or restriction is held by such court  or  authority  to be  invalid,  void or  unenforceable  and the  Board of
Directors of the Company  determines it is good faith judgment that severing the invalid  language  from this  Agreement  would  adversely  affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be  reinstated  and shall not expire  until the close of  business  on the tenth day following the date of such determination by the Board of Directors.

        Section 32.  Governing Law. This  Agreement,  each Right and each Rights
Certificate  issued  hereunder  shall be deemed to be a contract  made under the laws of the State of  Florida  and for all  purposes  shall be  governed  by and construed in accordance  with the laws of such State  applicable to contracts to be made and performed entirely within such State, except that Section 18, 19, 20 and 21 relating to the rights,  duties and obligations of the Rights Agent shall be governed by the laws of the State of New York  without  giving  effect to the conflicts of laws rules thereof to the extent that the application of the law of another jurisdiction would be required thereby.

        Section 33.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together  constitute but one and the same instrument.

        Section 34. Descriptive  Headings.  Descriptive  headings of the several
Sections of this  Agreement  are  inserted  for  convenience  only and shall not control or affect the meaning or construction of any of the provisions hereof.

        Section 35. Administration.  The Board of Directors of the Company shall have  the  exclusive  power  and  authority  to  administer  and  interpret  the provisions of this Agreement and to exercise all rights and powers  specifically granted to the Board of  Directors of the Company or to the Company or as may be
necessary  or  advisable  in the  administration  of this  Agreement.  All  such actions, calculations,  determinations and interpretations that are done or made by the  Board  of  Directors  of the  Company  in good  faith  shall  be  final, conclusive  and binding on the  Company,  the Rights  Agent,  the holders of the
Rights and all other parties and shall not subject the Board of Directors of the
Company to any liability to the holders of the Rights.

                                       35

        IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                                   NUCO2 INC.

                                   By:  /s/ Eric M. Wechsler
                                        ----------------------------------------
                                        Name:       Eric M. Wechsler
                                        Title:      General Counsel

                                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                   By:  /s/ William F. Seegraber
                                        ----------------------------------------
                                        Name:       William F. Seegraber
                                        Title:      Vice President

                                       36

                                                                       Exhibit A

                                   FORM OF
                        ARTICLES OF AMENDMENT RELATING TO
                   SERIES C PARTICIPATING PREFERENCE STOCK OF
                                   NUCO2 INC.

            Pursuant to the provisions of Sections  607.0602 and 607.1006 of the
Florida  Business  Corporation Act (the "Act"),  the  undersigned,  on behalf of
NuCo2 Inc. (the "Corporation"), hereby submits the following information:

            1. The name of the Corporation is NUCO2 INC.

            2. Pursuant  to  Sections  607.0602  and  607.1006  of the Act,  the
Articles of Incorporation of the Corporation are hereby amended to authorize and create a new series of preferred  stock,  without par value. The designation and
amount  thereof  and  the  powers,   designations,   preferences  and  relative,
participating,  optional  and other  special  rights  of the  shares of such new series of preferred  stock and the  qualifications,  limitations or restrictions thereof are as follows:

            Series C Participating Preference Stock:

            Section  1.  Designation,  Amount  and  Par  Value.  The  series  of
Preference Stock shall be designated as "Series C Participating Preferred Stock"
(the "Series C Preference Stock"),  and the number of shares so designated shall be  ______________.  The Series C  Preference  Stock shall be without par value.
Such number of shares may be increased or decreased by  resolution  of the Board of Directors;  provided,  that no decrease  shall reduce the number of shares of
Series C  Preference  Stock to a number  less than the  number  of  shares  then outstanding plus the number of shares reserved for issuance upon the exercise of
outstanding  options,   rights  or  warrants  or  upon  the  conversion  of  any
outstanding  securities  issued by the  Corporation  convertible  into  Series C
Preference Stock.

            Section 2. Dividends and Distributions.

                       (A) Subject to the rights of the holders of any shares of
any series of Preference Stock (or any similar stock) ranking prior and superior to the Series C  Preference  Stock with  respect to  dividends,  the  holders of shares of Series C  Preference  Stock,  in  preference  to the holders of Common
Stock, par value $.001 per share (the "Common Stock"),  of the Corporation,  and of any other  junior  stock,  shall be  entitled  to  receive,  when,  as and if declared  by the  Board of  Directors  out of funds  legally  available  for the purpose,  quarterly  dividends payable in cash on the first day of March,  June,
September and December in each year (each such date being  referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend
Payment  Date  after the first  issuance  of a share or  fraction  of a share of
Series C Preference  Stock, in an amount per share (rounded to the nearest cent)
equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter  set forth,  100 times the  aggregate  per share  amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash  dividends  or other  distributions,  other than a dividend  payable in

                                      A-1

shares of Common  Stock or a  subdivision  of the  outstanding  shares of Common
Stock (by reclassification or otherwise), declared on the Common Stock since the immediately  preceding  Quarterly  Dividend Payment Date or, with respect to the first Quarterly  Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Preference  Stock.  In the event the Corporation shall at any time  declare or pay any  dividend on the Common  Stock  payable in shares of Common Stock,  or subdivide,  combine or consolidate  the  outstanding shares of Common Stock (by  reclassification  or otherwise  than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of
Common  Stock,  then in each such case the amount to which  holders of shares of
Series C Preference  Stock were entitled  immediately  prior to such event under clause (b) of the  preceding  sentence  shall be  adjusted by  multiplying  such amount by a fraction,  the  numerator of which is the number of shares of Common
Stock  outstanding  immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding  immediately prior to such event.

                       (B)  The   Corporation   shall   declare  a  dividend  or
distribution  on the Series C Preference  Stock as provided in paragraph  (A) of this Section  immediately  after it declares a dividend or  distribution  on the
Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or  distribution  shall have been declared on the
Common Stock during the period between any Quarterly  Dividend  Payment Date and the next  subsequent  Quarterly  Dividend  Payment Date, a dividend of $1.00 per share on the Series C  Preference  Stock shall  nevertheless  be payable on such subsequent Quarterly Dividend Payment Date.

                       (C) Dividends  shall begin to accrue and be cumulative on
outstanding  shares of Series C  Preference  Stock from the  Quarterly  Dividend
Payment Date next preceding the date of issue of such shares, unless the date of issuance  of such  shares is prior to the  record  date for the first  Quarterly
Dividend  Payment  Date,  in which case  dividends on such shares shall begin to accrue from the date of issuance of such shares,  or unless the date of issue is a  Quarterly  Dividend  Payment  Date or is a date after the record date for the determination  of holders of shares of Series C  Preference  Stock  entitled  to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such  dividends  shall begin to accrue and be  cumulative from such Quarterly  Dividend  Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series C Preference Stock in an amount less than the aggregate  amount of such  dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the  determination  of holders of shares of Series C  Preference
Stock  entitled  to  receive  payment  of a dividend  or  distribution  declared thereon,  which  record  date  shall be not more than 60 days  prior to the date fixed for the payment thereof.

            Section  3.  Voting  Rights.  The  holders  of  shares  of  Series C
Preference Stock shall have the following voting rights:

                       (A) Subject to the provision for  adjustment  hereinafter
set forth,  each share of Series C  Preference  Stock  shall  entitle the holder thereof to 100 votes on all matters  submitted to a vote of the  shareholders of the Corporation.  In the event the Corporation  shall at any time declare or pay

                                      A-2

any  dividend  on the  Common  Stock  payable  in  shares of  Common  Stock,  or subdivide,  combine or consolidate  the  outstanding  shares of Common Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the  number of votes per share to which  holders of shares of Series C
Preference Stock were entitled immediately prior to such event shall be adjusted by multiplying  such number by a fraction,  the numerator of which is the number of shares of Common  Stock  outstanding  immediately  after  such  event and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

                       (B) Except as  otherwise  provided  herein,  in any other
Articles  of  Amendment  creating a series of  Preference  Stock or any  similar stock,  or by law,  the holders of shares of Series C  Preference  Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having  general  voting  rights shall vote  together as one class on all matters submitted to a vote of shareholders of the Corporation.

                       (C) Except as set forth in the Articles of  Incorporation
or herein, or as otherwise provided by law, holders of Series C Preference Stock shall have no special  voting  rights and their  consent  shall not be  required
(except to the extent they are  entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

            Section 4.  Reacquired  Shares.  Any  shares of Series C  Preference
Stock  purchased  or  otherwise  acquired  by  the  Corporation  in  any  manner whatsoever  shall be  retired  and  cancelled  promptly  after  the  acquisition thereof.  All such shares shall upon their  cancellation  become  authorized but unissued shares of Preference  Stock and may be reissued as part of a new series of Preference  Stock to be created by resolution or  resolutions of the Board of
Directors,  subject to the  conditions  and  restrictions  on issuance set forth herein.

            Section 5.  Liquidation, Dissolution or Winding Up.

                       (A) Upon any  liquidation,  dissolution  or winding up of
the Corporation,  no distribution  shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preference Stock unless,  prior thereto, the holders of  shares  of  Series C  Preference  Stock  shall  have  received,  subject  to adjustment as hereinafter  provided in Section 5(B) below, the greater of either
(a) $100 per share,  plus an amount  equal to accrued and unpaid  dividends  and distributions thereon,  whether or not declared, to the date of such payment, or
(b) 100 times the  aggregate  amount per share to be  distributed  to holders of shares of Common  Stock,  or (2) to the holders of shares of stock  ranking on a parity (either as to dividends or upon  liquidation,  dissolution or winding up)
with  the  Series  C   Preference   Stock,   unless   simultaneously   therewith
distributions  are made  ratably on the Series C  Preference  Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

                       (B)  In the  event  the  Corporation  shall  at any  time
declare  or pay any  dividend  on the Common  Stock  payable in shares of Common
Stock, or subdivide,  combine or consolidate  the  outstanding  shares of Common
Stock (by  reclassification or otherwise than by payment of a dividend in shares

                                      A-3

of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the  aggregate  amount to which  holders of shares of Series C
Preference Stock were entitled immediately prior to such event under the proviso in clause (1)(b) of Section 5(A) of the preceding  sentence shall be adjusted by multiplying  such amount by a fraction  the  numerator of which is the number of shares  of  Common  Stock  outstanding  immediately  after  such  event  and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

            Section 6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation,  merger, combination or other transaction in which the shares of Common  Stock are  exchanged  for or changed  into other  stock or securities,  cash and/or any other property, then in any such case each share of
Series C  Preference  Stock  shall at the same time be  similarly  exchanged  or changed  into an amount  per  share,  subject to the  provision  for  adjustment hereinafter  set  forth,  equal to 100  times  the  aggregate  amount  of stock, securities,  cash and/or any other property  (payable in kind),  as the case may be, into which or for which each share of Common Stock is changed or  exchanged.
In the event the Corporation shall at any time after the Rights Declaration Date declare  or pay any  dividend  on the Common  Stock  payable in shares of Common
Stock, or subdivide,  combine or consolidate  the  outstanding  shares of Common
Stock (by  reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Preference  Stock shall be adjusted by multiplying  such amount by a fraction,  the numerator of which is the number of shares of Common  Stock  outstanding  immediately  after  such  event and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

            Section 7. No  Redemption.  The shares of Series C Preference  Stock shall not be redeemable.

            Section 8. Rank.  The Series C  Preference  Stock shall  rank,  with respect to the payment of dividends and the  distribution  of assets,  junior to all series of any other class of the Corporation's Preferred Stock.

            Section 9. Amendment.   The  Articles  of   Incorporation    of  the
Corporation  shall not be amended in any manner which would  materially alter or change the  powers,  preferences  or special  rights of the Series C  Preference
Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding  shares of Series C Preference  Stock, voting together as a single class.

            These  amendments were duly adopted by the Board of Directors of the
Corporation  on March 12,  2003  pursuant  to  Section  607.0602  of the Act and shareholder  action is not  required  with respect to the  amendments  set forth herein.

            The effective time and date of these Articles of Amendment  shall be
5:00 p.m., Eastern time, on March ___, 2003.

                            [SIGNATURE PAGE FOLLOWS]

                                      A-4

            IN  WITNESS  WHEREOF,  NUCO2 INC.  has  caused  its duly  authorized officer to execute these Articles of Amendment this ___ day of ______, 2003.

                                   NUCO2 INC.

                                   By:___________________________________
                                      Name:
                                      Title:

                                      A-5

                                                                       Exhibit B

                           FORM OF RIGHTS CERTIFICATE

Certificate No. R-

                NOT EXERCISABLE  AFTER MARCH 27, 2008 OR AFTER EARLIER
                REDEMPTION  BY THE COMPANY.  THE RIGHTS ARE SUBJECT TO
                REDEMPTION,  AT THE OPTION OF THE  COMPANY,  AT $0.001
                PER  RIGHT  ON THE  TERMS  SET  FORTH  IN  THE  RIGHTS
                AGREEMENT.   UNDER   CERTAIN   CIRCUMSTANCES,   RIGHTS
                BENEFICIALLY  OWNED BY AN  ACQUIRING  PERSON  (AS SUCH
                TERM  IS  DEFINED  IN THE  RIGHTS  AGREEMENT)  AND ANY
                SUBSEQUENT  HOLDER OF SUCH  RIGHTS MAY BECOME NULL AND
                VOID.   [THE   RIGHTS   REPRESENTED   BY  THIS  RIGHTS
                CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON
                WHO WAS OR BECAME AN ACQUIRING  PERSON OR AN AFFILIATE
                OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE
                DEFINED IN THE RIGHTS  AGREEMENT).  ACCORDINGLY,  THIS
                RIGHTS  CERTIFICATE AND THE RIGHTS  REPRESENTED HEREBY
                MAY  BECOME   NULL  AND  VOID  IN  THE   CIRCUMSTANCES
                SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

                               Rights Certificate

                                   NUCO2 INC.

            This  certifies  that  ___________,  or registered  assigns,  is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights
Agreement,  dated as of March 27, 2003 (the "Rights  Agreement"),  between NuCo2
Inc., a Florida  corporation  (the  "Company"),  and Continental  Stock Transfer
&  Trust Company (the "Rights  Agent"),  to purchase from the Company at any time prior to 5:00 P.M.,  Eastern time, on March 27, 2008 (or such later date as the Board of Directors  of the Company may  designate by amendment of the Rights
Agreement) at the principal  office of the Rights Agent, or at the office of its successor as Rights  Agent,  one  one-hundredth  of a fully paid  non-assessable share of  Series C  Participating  Preference  Stock,  without  par  value  (the
"Preference  Shares"),  of the  Company,  at a  purchase  price  of $40  per one one-hundredth of a Preference Share (the "Purchase  Price"),  upon  presentation and surrender of this Rights  Certificate  with the Form of Election to Purchase and Certificate duly executed. Except as provided in Sections 11(p) and 13(e) of the Rights  Agreement,  the  Purchase  Price  shall be paid cash.  The number of
Rights evidenced by this Rights Certificate (and the number of one

                                      B-1

--------
* The bracketed  portion of the legend shall be inserted only if applicable  and shall replace the preceding sentence.

one-hundredths of a Preference Share that may be purchased upon exercise hereof)
set forth  above,  and the Purchase  Price set forth  above,  are the number and
Purchase  Price  as of  March  28,  2003,  based  on the  Preference  Shares  as constituted at such date.

            As  provided in the Rights  Agreement,  the  Purchase  Price and the
number of one  one-hundredths  of a Preference  Share that may be purchased upon the exercise of the Rights  evidenced by this Rights  Certificate are subject to modification  and  adjustment  upon the happening of certain  events,  including
Triggering Events (as such term is defined in the Rights Agreement).

            Except as  otherwise  provided  in the  Rights  Agreement,  upon the occurrence of any Section 11(a)(ii) Event (as such term is defined in the Rights
Agreement),  if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an  Acquiring  Person  or an  Affiliate  or  Associate  of any such
Acquiring  Person (as such terms are  defined in the Rights  Agreement),  (ii) a transferee of any such Acquiring Person,  Associate or Affiliate, or (iii) under certain  circumstances  specified in the Rights  Agreement,  a  transferee  of a person who, after such transfer,  became an Acquiring Person, or an Affiliate or
Associate of an Acquiring Person,  such Rights shall become null and void and no holder  hereof  shall have any right with  respect to such Rights from and after the occurrence of any such Section 11(a)(ii) Event.

            This Rights  Certificate is subject to all of the terms,  provisions and conditions of the Rights Agreement,  which terms,  provisions and conditions are hereby  incorporated herein by reference and made a part hereof and to which
Rights Agreement  reference is hereby made for a full description of the rights, limitations  of rights,  obligations,  duties and  immunities  hereunder  of the
Rights  Agent,  the Company and the  holders of the Rights  Certificates,  which limitation of rights include the temporary  suspension of the  exercisability of such  Rights  under  certain  circumstances  set forth in the Rights  Agreement.
Copies of the Rights Agreement are on file at the above-mentioned  office of the
Rights Agent and are available upon written request to the Company.

            This Rights Certificate,  with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose,  may be exchanged  for another  Rights  Certificate  or Rights
Certificates  of like tenor and date evidencing  Rights  entitling the holder to purchase a like aggregate number of Preference Shares as the Rights evidenced by the Rights  Certificate or Rights  Certificates  surrendered shall have entitled such holder to purchase.  If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon  surrender  hereof  another  Rights
Certificate or Rights Certificates for the number of whole Rights not exercised.

            Subject  to the  provisions  of the  Rights  Agreement,  the  Rights evidenced  by this  Certificate  may be redeemed by the Company at a  redemption price of $.001 per Right at any time prior to the close of business on the tenth day following the Shares Acquisition Date.

            No fractional Preference Shares shall be issued upon the exercise of any Right or Rights  evidenced  hereby (other than  fractions  that are integral multiples of one one-hundredth of a Preference Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                                      B-2

            No holder of this  Rights  Certificate  shall be entitled to vote or receive  dividends  or be deemed for any  purpose  the holder of the  Preference
Shares  or of any  other  securities  of the  Company  that  may at any  time be issuable on the  exercise  hereof,  nor shall  anything  contained in the Rights
Agreement or herein be construed to confer upon the holder hereof,  as such, any of the  rights  of a  shareholder  of the  Company  or any right to vote for the election of directors or upon any matter  submitted to shareholders at a meeting thereof,  or to give or withhold consent to any corporate  action, or to receive notice of meetings or other actions affecting  shareholders  (except as provided in the Rights  Agreement),  or to receive  dividends or subscription  rights, or otherwise,  until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

            This Rights  Certificate  shall not be valid or  obligatory  for any purpose until it shall have been countersigned by the Rights Agent.

                                      B-3

            WITNESS  the  facsimile  signature  of the  proper  officers  of the
Company and its corporate seal.

Dated: _____________, _________

ATTEST:                                     NUCO2 INC.

                                            By________________________________

Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By__________________________
    Authorized Officer

                                      B-4

                   Form of Reverse Side of Rights Certificate

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                   desires to transfer the Rights Certificate)

            FOR VALUE  RECEIVED  ___________________  hereby sells,  assigns and transfers unto _________________________________________________________________

                  (Please print name and address of transferee)

this Rights  Certificate,  together with all right,  title and interest therein, and does hereby irrevocably constitute and appoint __________________  Attorney, to  transfer  the within  Rights  Certificate  on the books of the  within-named
Company, with full power of substitution.

Dated: _______________________

                                               ------------------------------
                                               Signature
Signature Guaranteed:

                                               Certificate

            The undersigned  hereby certifies by checking the appropriate  boxes that:

            (2) the Rights evidenced by this Rights  Certificate [ ] are [ ] are not being sold, assigned,  transferred, split up, combined or exchanged by or on behalf  of a  Person  who is or was  an  Acquiring  Person  or an  Affiliate  or
Associate  of any  such  Person  (as  such  terms  are  defined  in  the  Rights
Agreement);

            (3) after due inquiry and to the best knowledge of the  undersigned, it [ ] did [ ] did not acquire the Rights  evidenced by this Rights  Certificate from any Person who is, was or became an  Acquiring  Person or an  Affiliate  or
Associate of an Acquiring Person.

Dated:  _______________

                                               -----------------------------
                                               Signature

                                     NOTICE

            The  signatures to the foregoing  Assignment  and  Certificate  must correspond to the name as written upon the face this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                      B-5

             Form of Reverse Side of Rights Certificate - continued

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
                 Rights represented by the Rights Certificate.)

To: NUCO2 INC.

            The  undersigned  hereby  irrevocably  elects to  exercise  ________
Rights  represented by this Rights Certificate to purchase the Preference Shares issuable  upon the exercise of such Rights and requests  that  certificates  for such Preference Shares be issued in the name of delivered to:

(Please insert social security
or other identifying number)

                         (Please print name and address)

If such number of Rights  shall not be all the Rights  evidenced  by this Rights
Certificate,  a new Rights  Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

(Please insert social security
or other identifying number)

                         (Please print name and address)

Dated: _______________________

                                               ---------------------------------
                                                        Signature

                                      B-6

             Form of Reverse Side of Rights Certificate -- continued

Signature Guaranteed:

-------------------

-------------------

                                   Certificate

            The undersigned  hereby certifies by checking the appropriate  boxes that:

            (1) the Rights evidenced by this Rights  Certificate [ ] are [ ] are not being sold, assigned,  transferred, split up, combined or exchanged by or on behalf  of a  Person  who is or was  an  Acquiring  Person  or an  Affiliate  or
Associate  of any  such  Person  (as  such  terms  are  defined  in  the  Rights
Agreement);

            (2) after due inquiry and to the best knowledge of the  undersigned, it [ ] did [ ] did not acquire the rights  evidenced by this Rights  Certificate from any Person who is, was or became an  Acquiring  Person or an  Affiliate  or
Associate of an Acquiring Person.

Dated:  _________________

                                                 ------------------------------
                                                          Signature

                                     NOTICE

            The  signature in the Form of Election to Purchase and  Certificate,
as the case may be,  must  conform to the name as written  upon the face of this
Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                      B-7

                                                                       Exhibit C

                          SUMMARY OF RIGHTS TO PURCHASE
                                PREFERENCE SHARES

            On March  27,  2003,  the  Board of  Directors  of NuCo2  Inc.  (the
"Company")  approved  the issuance of one  preference  share  purchase  right (a
"Right")  for each  outstanding  common  share,  par value  $.001 per share (the
"Common Shares"),  of the Company.  Shareholders of record on April 8, 2003 (the
"Record  Date") will  receive the Rights.  Each Right  entitles  the  registered holder,  upon the occurrence of certain events, to purchase from the Company one one-hundredth of a share of Series C Participating Preference Stock, without par value (the  "Preference  Shares"),  of the  Company at a price of $40.00 per one one-hundredth  of a  Preference  Share,  subject  to  adjustment  under  certain circumstances  (the "Purchase  Price").  The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement"),  dated as of March
27, 2003, between the Company and Continental Stock Transfer & Trust Company, as
Rights Agent (the "Rights Agent").

            Initially,  ownership  of the Rights will be evidenced by the Common
Share certificates representing shares then outstanding,  and no separate Rights
Certificates  will be  distributed.  In certain  circumstances,  the Rights will separate  from the Common Shares on a  Distribution  Date that will occur at the close of  business  on the date that is the  earlier of the tenth  business  day following  (i) a public  announcement  that a person or group of  affiliated  or associated persons (an "Acquiring Person") has acquired beneficial  ownership of
20% or more of the outstanding Common Shares (the "Shares Acquisition Date"), or
(ii) the commencement of a tender offer or exchange offer that would result in a person  or  group  beneficially  owning  20% or more of the  outstanding  Common
Shares,  unless the  transaction  is a tender  offer or  exchange  offer for all
Common Shares of the Company and the Board of Directors has determined  that the price  is  fair to the  shareholders  of the  Company  and  the  transaction  is otherwise in the best interest of the Company.  Until the Distribution Date, (a)
the Rights  will be  evidenced  by the  Common  Share  certificates  and will be transferred  with and only with such Common Share  certificates,  (b) new Common
Share  certificates  issued  after  the  Record  Date will  contain  a  notation incorporating  the Rights  Agreement  by  reference  and (c) the  surrender  for transfer of any certificate for Common Shares  outstanding  will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

            The Rights are not exercisable  until the Distribution Date and will expire at the  close of  business  on March  27,  2008,  unless  (i) the  Rights
Agreement  is extended by the Board by the  amendment  of the Rights  Agreement,
(ii) the Rights are earlier  redeemed by the Company as described below or (iii)
a  transaction  under  Section  13(d)  of  the  Rights  Agreement  (relating  to consolidation, merger or sale or transfer of assets or earning power) shall have occurred.

            As  soon  as  practicable   after  the  Distribution   Date,  Rights
Certificates  will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter,  the separate Rights
Certificates  alone will  represent  the Rights.  Rights may be issued after the
Distribution  Date and prior to their  redemption  or  expiration  only in cases approved by the Board or in connection with the exercise of stock options, stock

                                      C-1

appreciation  rights,  grants or awards that are outstanding on the Distribution
Date under any benefit plan or arrangement for employees or directors.

            Except in the circumstances  described below, after the Distribution
Date each Right will be exercisable for one one-hundredth of a Preference Share.
Each one  one-hundredth  of a Preference  Share  carries  voting rights that are intended to  approximate  the  equivalent  of one Common  Share.  The voting and dividend rights of the Preference  Shares are subject to adjustment in the event of dividends, subdivisions and combinations with respect to the Common Shares of the Company.  In lieu of issuing  certificates for fractional  Preference Shares that are not integral  multiples  of one  one-hundredth  of a  Preference  Share
(e.g.,  three  one-hundredths of a Preference Share), the Company shall pay cash representing  the current  market  value of the same  fraction  of a  Preference
Share.

            Subject  to  certain  conditions,  upon the  occurrence  of a person becoming an Acquiring  Person,  the Rights of the  Acquiring  Person and certain transferees of the Acquiring Person will be void. In addition, each other holder of a Right  (with  certain  exceptions)  will  have the right to  receive,  upon exercise  thereof at the current  Purchase Price in accordance with the terms of the Rights Agreement,  in lieu of a number of Preference Shares,  such number of
Common  Shares as shall equal the result  obtained by (x)  multiplying  the then current Purchase Price by the number of one one-hundredths of a Preference Share for which a Right was exercisable  immediately  prior to the first occurrence of such  event,  and  (y)  dividing  that  product  (which,  following  such  first occurrence,  shall  thereafter be referred to as the  "Purchase  Price" for each
Right) by 50% of the current per share market price per Common Share on the date of such first occurrence.  Notwithstanding any of the foregoing, the Rights will be exercisable following the Shares Acquisition Date only when the Rights are no longer redeemable by the Company as discussed below.

            At any time after a Person becomes an Acquiring  Person and prior to the  acquisition  by such person or group of fifty  percent (50%) or more of the outstanding  Common  Shares,  the Board may  exchange  all or part of the Rights
(other than Rights held by such Person or group which may have become void),  in whole or in part, for Common Shares at an exchange ratio of one Common Share per
Right.

            At any time  during the ten days  following  the Shares  Acquisition
Date, the Company may redeem the Rights in whole, but not in part, at a price of
$.001 per Right. That ten-day  redemption period may be extended by the Board of
Directors  so long as the  Rights  are still  redeemable.  Immediately  upon the action of the Board of Directors  ordering  redemption of the Rights, the Rights will  terminate  and the only right of the  holders of Rights will be to receive the $.001 redemption price.

            In the event  that,  at any time  following  the Shares  Acquisition
Date,  (i) the  Company is acquired  in a merger or other  business  combination transaction in which the Company is not the surviving  corporation (other than a merger with a subsidiary of the Company in  circumstances  where the benefits of the Rights  will not be  substantially  diminished),  or (ii) 50% or more of the
Company's assets, cash flow or earning power is sold or transferred, each holder of a valid Right shall  thereafter  have the right to  receive,  upon  exercise, common  shares  of the  acquiring  company  having a value  equal  to twice  the exercise  price of the Right based on average market price of such shares during

                                      C-2

the 30 trading days prior to the consummation of the merger or sale (that is, at a price per share equal to one-half of their average market price during such 30 prior trading days). Again,  provision is made to permit surrender of the Rights in exchange for one-half of the value otherwise purchasable.

            The Purchase Price payable and the number of one one-hundredths of a
Preference Share or other  securities or property  issuable upon exercise of the
Rights are subject to  adjustment  from time to time to prevent  dilution (i) in
the  event  of  a  stock   dividend  on,  or  a   subdivision,   combination  or
reclassification of, the Common Shares, (ii) if holders of the Common Shares are granted certain rights or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares,  or (iii)
upon  the  distribution  to  holders  of  the  Common  Shares  of  evidences  of
indebtedness  or  assets   (excluding   regular   quarterly   dividends)  or  of
subscription  rights or  warrants  (other than those  referred  to above).  With certain  exceptions,  no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

            Until a Right is exercised,  the holder thereof,  as such, will have no rights as a shareholder of the Company,  including,  without limitation,  the right to vote or to receive dividends.

            Any of the provisions of the Rights  Agreement may be amended by the
Board of  Directors of the Company so long as the rights are  redeemable  by the
Board except to reduce the redemption price.  After such time, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely  affect the interests of holders of Rights
(excluding the interests of any Acquiring  Person) or to shorten or lengthen any time period under the Rights Agreement.

            While  the  distribution  of  the  Rights  will  not be  taxable  to
shareholders  or  to  the  Company,   shareholders   may,   depending  upon  the
circumstances,  recognize  taxable  income in the event that the  Rights  become exercisable  for Common  Shares (or other  consideration)  of the Company or for common shares of the acquiring company as set forth above.

            A copy of the Rights  Agreement  is being filed with the  Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A
copy of the Rights Agreement is available free of charge from the Company.  This summary  description  of the  Rights  does not  purport  to be  complete  and is qualified in its entirety by reference to the Rights Agreement, the full text of which is incorporated herein by reference.

                                      C-3

                                TABLE OF CONTENTS

Section 6.  Transfer, Split Up, Combination and Exchange of
            Rights Certificates; Mutilated, Destroyed, Lost

Section 9.  Reservation and Availability of Preference Shares;
            Registration of Securities........................................10
Section 10.  Preference Shares Record Date....................................12
Section 11.  Adjustment of Purchase Price, Number and Kind
             of Shares or Number of Rights....................................12
Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.......20
Section 13.  Consolidation, Merger or Sale or

                                       i